As filed with the Securities and Exchange Commission on August 26, 2026 ,

Securities Act File No. 333-295591

1940 Act File No. 811-24178

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933
☒	Pre-Effective Amendment 2
☐	Post-Effective Amendment __

☒	REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
☒	Amendment 2

Third Lake Partners Alternative Yield Strategy Fund
(Exact Name of Registrant as Specified in Charter)

1600 East 8th Avenue
Suite A132-A
Tampa, FL 33605
(Address of Principal Executive Offices)

(813) 497-8100
(Registrant’s Telephone Number)

Copies to:

Terrence Davis, Esq. & Tanya Boyle, Esq. DLA Piper, LLP 1201 West Peachtree Street Suite 2900 Atlanta, GA 30309

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act

The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)

☐	on ______ pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus
[___], 2026

Third Lake Partners Alternative Yield Strategy Fund
Class F Shares (PAYSX) of Beneficial Interest
$10,000,000 minimum purchase

Third Lake Partners Alternative Yield Strategy Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

This prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s Class F Statement of Additional Information (“SAI”) dated [_____], 2026, has been filed with the U.S. Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing the Fund at Third Lake Partners Alternative Yield Strategy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, by calling toll-free 844-Try-Pays (844-879-7297), or by visiting thirdlakepays.com. The table of contents of the SAI appears on page 31 of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports, when available, and other information about the Fund or make shareholder inquiries by calling 844-Try-Pays (844-879-7297) or by visiting thirdlakepays.com. The SAI, material incorporated by reference, and other information about the Fund, is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objective. The Fund’s investment objective is to seek to generate yield while preserving capital.

Summary of Investment Strategy. The Fund pursues its investment objective by investing primarily in equity-linked structured notes.

Risks. Investing in the Fund involves a high degree of risk. In particular:

●	The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. The Fund intends to provide limited liquidity through quarterly offers to repurchase a limited amount of the Fund’s shares (at least 5% of shares outstanding); however, there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer.

●	The Fund will ordinarily declare and pay distributions from its net investment income, if any, once a quarter, and net realized capital gains annually; however, the amount of distributions that the Fund may pay, if any, is uncertain.

●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as borrowings. Such distributions may constitute a return of capital and reduce a shareholder’s adjusted tax basis in Fund shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Fund shares. To the extent such distributions are a return of capital, the distributions should not be considered the dividend yield or total return of an investment in Fund shares.

●	The Fund does not intend to list Fund shares on any securities exchange, and the Fund does not expect a secondary market for Fund shares to develop. You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest in Fund shares for an extended period of time.

The Adviser. The Fund’s investment adviser is Third Lake Partners, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Securities Offered. The Fund engages in a continuous offering of shares of beneficial interest of the Fund, including Class F shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its distributor, under the terms of this prospectus, an unlimited number of Class F shares of beneficial interest, at net asset value. Class F shares are not subject to sales loads. The minimum initial investment by a shareholder in Class F shares is $10,000,000. Subsequent investments in Class F shares may be made with at least $1,000,000. The Fund reserves the right to waive investment minimums. The Fund’s shares are offered through Ultimus Fund Distributors, LLC (the “Distributor”), as the distributor. In addition, certain institutions (including banks, trust companies, brokers and investment advisers) may be authorized to accept, on behalf of the Fund, purchase and exchange orders and repurchase requests placed by or on behalf of their customers, and if approved by the Fund, may designate other financial intermediaries to accept such orders. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Monies received will be invested promptly and no arrangements have been made to place such monies in an escrow, trust or similar account. During the continuous offering, shares will be sold at the net asset value of the Fund next determined. See “Plan of Distribution.”

Offering Price	Maximum Sales Load	Proceeds to the Fund
Current NAV	None	$ amount invested at current NAV

The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% of Fund’s shares at net asset value, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. Investing in the Fund’s shares may be speculative and involves a high degree of risk, including the risks associated with leverage. The Fund expects to begin conducting its quarterly repurchase offers for outstanding shares during the first quarter of 2027. See “Quarterly Repurchases of Shares” beginning on page 22 of this prospectus and “Risk Factors - Risks Related to an Investment in the Fund - Repurchase Policy Risks” beginning on page 13 of this prospectus. See also “Risk Factors - Use of Leverage by the Fund” beginning on page 14 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

Third Lake Partners Alternative Yield Strategy Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of shares at net asset value (“NAV”), which will be calculated on a daily basis. See “Quarterly Repurchases of Shares,” and “Determination of Net Asset Value.”

Investment Objective

The Fund’s investment objective is to seek to generate yield while preserving capital.

Investment Strategy

The Fund pursues its investment objective by investing primarily in equity-linked structured notes. Structured notes are a segment of the capital markets that combines a debt security with exposure to an underlying asset or assets. Structured notes are not a direct investment in the underlying asset or assets. Structured notes are issued by financial institutions as senior unsecured debt securities of the issuer. The Fund expects the structured notes in which it invests to be primarily income and yield-focused, equity-linked structured notes that are based on the performance of underlying domestic and foreign equities or equity indices.

The Fund sources structured notes from multiple investment grade issuers to provide the Fund with a wide range of investment and issuer exposures. The Adviser will consider a variety of factors when selecting securities for the Fund’s portfolio, including predicted and actual volatility, correlation (the statistical relationship between the return of securities), prevailing interest rates, existing and potential future income streams, the extent of downside protection, exposure to issuers, asset classes and sectors, credit quality of issuers, and prevailing market outlook, as well as other relevant technical indicators (e.g., moving averages, momentum and liquidity). The Adviser employs a systematic portfolio construction process in an effort to design a fully-diversified and laddered portfolio of structured notes. The Adviser may also employ an active management overlay, at its discretion, in order to reduce portfolio volatility and further mitigate risk of loss through tactical portfolio adjustments, while opportunistically trading into changing market environments. The Fund’s investment strategy may result in high portfolio turnover. High portfolio turnover may also result from generating liquidity for the Fund’s portfolio holdings to meet the Fund’s quarterly repurchase obligations. The Adviser will sell the Fund’s securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held.

The Adviser selects the securities for the Fund’s portfolio with the goal of capturing the targeted benefits embedded in enhanced yield structured notes described below, with investments generally held until maturity. These maturities will typically range between 12 months and 36 months from the initial purchase date, with some investments offering an early redemption option based on the performance of specified financial indices or instruments and in some cases designating the issuers’ right to redeem all (but not less than all) of the structured note at the early redemption amount, which typically equals the original principal plus any accrued, unpaid coupons. The types of structured notes selected may vary over time based on market conditions and the subjective assessment of the Adviser. The Fund will invest in structured notes that are yield-focused and seek to generate income that is high, predictable and consistent while also providing meaningful contingent downside protection across changing market environments.

While the underlying asset(s) of the structured notes can be a stock or an equity index, the Fund will primarily invest in notes linked to broad-based U.S. and developed market equity indices such as the S&P 500, NASDAQ 100, Russell 2000, Euro STOXX 50, or Nikkei 225. The underlying assets of the Fund’s structured notes will be primarily focused on public equity market indices across various regions and/or geographies. The Fund does not intend to focus on any particular sector or industry. While the Fund intends to generate yield from these underlying equity indices, any potential payments from the Fund’s structured notes will depend on the credit risk of the applicable issuer of such structured notes.

Enhanced Yield Notes

The Fund will opportunistically seek investments in enhanced yield notes that provide contingent coupon income generated from an underlying asset class with varying levels of contingent downside protection, measured at periodic observation dates (i.e., coupon barrier) and at time of maturity (i.e., principal barrier). Enhanced yield notes are typically linked to the performance of an underlying asset or index through a reference mechanism such as derivative contracts. If the value of the underlying asset or index is greater than or equal to a pre-set coupon barrier at the periodic observation date (typically quarterly), the enhanced yield note will pay a coupon payment equal to the pro-rated portion of the per annum coupon rate. Enhanced yield notes often include protections in the form of a principal barrier designed to help mitigate downside risk and limit potential losses. Principal barriers are predetermined thresholds, typically expressed as a percentage, which provides investors with contingent protection against losses. A principal barrier is commonly linked with contingent protection—often termed “soft protection”—meaning if the value of the underlying asset or index falls below the principal barrier level at maturity, the investor’s principal investment is fully at risk.

Cash Equivalents and Other Fixed Income Investments

To generate yield while the Adviser identifies attractive investment opportunities in structured notes, the Fund may invest, either as individual securities or through exchange traded funds (“ETFs”), in cash and cash equivalents, such as money market instruments, U.S. government securities, other high-quality debt instruments, and other fixed income investments, such as high yield fixed-income securities (often referred to as “junk bonds”).

Subsidiaries

Certain investments of the Fund will be held in single-asset subsidiaries primarily controlled by the Fund (the “Single-Asset Subsidiaries”) due to federal tax requirements, as discussed below. In addition, the Fund may engage in bank borrowings through a wholly-owned and controlled domestic subsidiary (the “Financing Subsidiary”; together with the Single-Asset Subsidiaries, the “Subsidiaries”), which may act as the borrower of one or more revolving credit facilities. The Subsidiaries are the only entities that that engage in investment activities in securities or other assets that are primarily controlled by the Fund. The Subsidiaries are subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiaries are the principal investment strategies and principal investment risks of the Fund as reflected in this Prospectus. The financial statements of the Subsidiaries are consolidated with those of the Fund.

The Fund aggregates direct investments with investments held by its wholly-owned and controlled Subsidiaries in constructing the Fund’s portfolio and for purposes of the Fund’s investment policies.

In order to qualify as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), a fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The IRS has determined that only income realized directly from certain sources such as dividends, interest, securities loans, gains from stock or securities or foreign currencies, or other income derived with respect to its business of investing is qualifying income for purposes of qualifying as a RIC. Income realized from other sources (“Bad Income Assets”) is not considered qualifying income to be treated as a RIC. As a result, a fund’s ability to realize income from investments in Bad Income Assets as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the IRS’ position, certain funds seek to gain exposure to Bad Income Assets primarily through investments in a subsidiary, which invests in Bad Income Assets. If a fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund’s earnings and profits. If a fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns. The Fund anticipates treating income and gain from the Subsidiaries as qualifying income.

Leverage and Credit Facilities

The Fund may utilize leverage, including borrowing from banks in an amount of up to 33 1/3% of the Fund’s consolidated assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with liquidity. The Fund may enter into one or more revolving credit facilities (“Credit Facilities”) for the purpose of investment purchases and other liquidity requirements, subject to the limitations of the 1940 Act (as defined below) for borrowings. The Credit Facilities will be secured by the Fund’s assets.

The SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Investment Adviser

The Adviser became registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act in 2019. As of December 31, 2025, the Adviser had approximately $5.97 billion in regulatory assets under management. The Adviser provides services including ongoing research, recommendations, and day-to-day portfolio management with respect to the Fund’s investment portfolio. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers.

Fees and Expenses

The Adviser is entitled to receive a monthly management fee at the annual rate of 0.95% of the Fund’s daily net assets. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that such expenses exceed 1.75% per annum of the Fund’s average daily net assets attributable to Class F shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain until May 1, 2028, unless and until the Board of Trustees of the Fund (the “Board” or the “Trustees”) approves its modification or termination. The Fund does not anticipate that the Board will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After May 1, 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion. See “Management of the Fund.”

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”) serves as the Fund’s Administrator, Transfer Agent, and Accounting Agent. See “Management of the Fund.”

Distribution Fees

Class F shares are not subject to a Distribution Fee. See “Plan of Distribution.”

Closed-End Fund Structure

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. Unlike many closed-end funds, however, the Fund’s shares will not be listed on an exchange. Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of the Fund’s shares (at least 5%) quarterly, which is discussed in more detail below. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows; see “Quarterly Repurchases of Shares.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should not be viewed as a complete investment program.

Repurchases of Shares

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. See “Quarterly Repurchases of Shares.”

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund’s shares. See “Risk Factors.”

Risks Related to an Investment in the Fund

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Limited Operating History. The Fund is a closed-end investment company with a limited history of operations. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various securities in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk. Specific securities can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s properties and services. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company because as a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.

Liquidity Risk. There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The judgment of the Adviser regarding the attractiveness, value and potential appreciation of securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Legislation and Regulatory Risk. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader equity markets. Although the prices of structured notes, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. The sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, so shareholders may not be able to tender as many shares as they would like during any quarterly repurchase offer.

To the extent a liquid secondary market does not exist for the Fund’s portfolio securities at a time when the Fund may need to sell its portfolio securities to fund repurchases, the Fund may be required to sell its investments at unfavorable prices, which could reduce the Fund’s NAV and adversely affect both tendering and remaining shareholders. There can be no assurance that the Fund will be able to sell its portfolio securities at favorable prices, or at all, particularly during periods of market stress or disruption.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Portfolio Turnover Risk. The Adviser will sell the Fund’s securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. High portfolio turnover may cause the Fund to incur additional operating expenses, brokerage commissions, and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer related losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers.

Risks Related to the Fund’s Investments

Structured Notes and Other Products Risk. The Fund will primarily invest in structured notes. Among other risks, the products (i) are subject to the risks associated with the underlying assets; (ii) are subject to the credit risk of the issuer; (iii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iv) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (v) often contain significant obstacles to asserting “putback” or similar claims against the notes.

Issuer Credit Risk. The structured notes in which the Fund invests are subject to credit risk because the issuer of a structured note may default on its obligations under the structured notes. If an issuer of a structured note defaults, the underlying derivatives of the structured note may have a positive return; however, the structured note would still lose its value. The value of the Fund’s shares is dependent upon the performance of the assets in its portfolio, so such a default could lead to a decline in the value of your shares of the Fund.

Use of Leverage by the Fund. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Fixed income securities are also subject to default risk. After a period of historically low interest rates, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates.

High Yield and Unrated Securities Risk. The Fund may invest in securities rated less than investment grade that are sometimes referred to as high yield or “junk.” These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. High yield securities present greater risk than securities of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these securities.

The risks associated with unrated securities can be similar to the risks of below investment grade securities. In addition, the determination of credit quality for an unrated security is based largely on the credit analysis performed by the Adviser, and not on rating agency evaluation. This analysis may be difficult to perform because information about these securities may not be in the public domain, and the issuers may not be subject to reporting requirements under federal securities laws.

Interest Rate Risk. The fixed-income instruments in which the Fund may invest are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. It cannot be predicted with certainty when, or how, the Federal Reserve’s interest rate policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business. In addition, a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s investments.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Foreign Securities. The Fund may have investments in foreign securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.

Derivatives Risk. While the Fund will not invest directly in derivative instruments, many of the structured notes in which the Fund invests are linked to the performance of an underlying asset or index through a reference mechanism such as derivative contracts. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

●	Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

●	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

U.S. Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Risk of Investing in other Funds. Other investment companies including money market funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds.

Tax Risk. The income and gains from certain of the Fund’s investments may not allow the Fund to be treated as a regulated investment company under the Internal Revenue Code. If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its income at the rates generally applicable to corporations and distributions to shareholders would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Adviser, directly or through its affiliates, may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

U.S. Federal Income Tax Matters

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. The information above briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local, or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. See “U.S. Federal Income Tax Matters.”

Distribution Policy and Dividend Reinvestment Plan

The Fund’s distribution policy is to make quarterly distributions to shareholders. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares of the same class under the Fund’s dividend reinvestment plan. Shareholders who elect not to participate in the Fund’s dividend reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Distribution Policy and Dividend Reinvestment Plan.”

Custodian

U.S. Bank, N.A. (“Custodian”) serves as the Fund’s custodian. See “Management of the Fund.”

SUMMARY OF FUND EXPENSES

The Summary of Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees, fee waivers and other expenses is available in “Management of the Fund” starting on page 19 of this prospectus.

Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)	None
Dividend Reinvestment Plan Fees	None
Contingent Deferred Sales Charge	None
Annual Expenses (as a percentage of net assets attributable to Class F shares)
Management Fees	0.95%
Other Expenses [1]	0.26%
Distribution Fee	None
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	1.22%

[1]	Estimated for the current fiscal year.

[2]	Acquired Fund Fees and Expenses (“AFFE”) include an estimate of certain of the fees and expenses incurred indirectly by the Fund as a result of the Fund’s investment in shares of registered investment companies (including, short-term cash sweep vehicles).

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Share Class	1 Year	3 Years	5 Years	10 Years
Class F	$12	$39	$67	$148

Shareholders who choose to participate in repurchase offers by the Fund will not incur a repurchase fee. If you request to receive repurchase proceeds by bank wire, a wire fee (currently $15) charged by the Fund’s transfer agent will be deducted from your proceeds. Your bank may also charge a fee to receive the wire. Fees are subject to change. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund commenced operations on or following the date of this Prospectus, no financial highlights are shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 844-Try-Pays (844-879-7297) or by visiting thirdlakepays.com.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after receipt, which would be in less than three months after receipt. The Fund will pay offering expenses incurred with respect to its continuous offering. Pending investment of the net proceeds in accordance with the Fund’s investment objective and policies, the Fund will invest in money market or short-term fixed income mutual funds. Investors should expect, therefore, that, before the Fund has fully invested the proceeds of the offering in accordance with its investment objective and policies, the Fund’s assets would earn interest income at a modest rate.

THE FUND

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on March 25, 2026. The Fund acquired all of the assets and liabilities of the Third Lake PM Alternative Yield Strategy Fund I, LP (the “Predecessor Fund”), a private fund that was converted into the Fund, in a tax-free reorganization on [REORGANIZATION DATE] (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class F shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the Adviser. The Fund’s principal office is located at 1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605, and its telephone number is 844-Try-Pays (844-879-7297).

OFFERING OF FUND SHARES

The Fund, as noted above, is a non-diversified, closed-end management investment company registered as such under the 1940 Act. The Fund is operated as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The offering of the shares of beneficial interest of the Fund is conducted on a continuous basis in accordance with the terms set forth in this prospectus and in accordance with U.S. securities laws. The offering for this Fund is not intended as a public offer in any jurisdiction outside of the United States, and, as such, the Fund is not publicly registered with any authority(ies) located outside of the United States. No sale of shares of beneficial interest of the Fund will be made in any jurisdiction in which such sale is not authorized or permitted by an exemption, and no such sale will be made to any person to whom it is unlawful to make any such sale.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s investment objective is to seek to generate yield while preserving capital.

The Fund pursues its investment objective by investing primarily in equity-linked structured notes. Structured notes are a segment of the capital markets that combines a debt security with exposure to an underlying asset or assets. Structured notes are not a direct investment in the underlying asset or assets. Structured notes are issued by financial institutions as senior unsecured debt securities of the issuer. The Fund expects the structured notes in which it invests to be primarily income and yield-focused, equity-linked structured notes that are based on the performance of underlying domestic and foreign equities or equity indices.

The Fund sources structured notes from multiple investment grade issuers to provide the Fund with a wide range of investment and issuer exposures. The Adviser will consider a variety of factors when selecting securities for the Fund’s portfolio, including predicted and actual volatility, correlation (the statistical relationship between the return of securities), prevailing interest rates, existing and potential future income streams, the extent of downside protection, exposure to issuers, asset classes and sectors, credit quality of issuers, and prevailing market outlook, as well as other relevant technical indicators (e.g., moving averages, momentum and liquidity). The Adviser employs a systematic portfolio construction process in an effort to design a fully-diversified and laddered portfolio of structured notes. The Adviser may also employ an active management overlay, at its discretion, in order to reduce portfolio volatility and further mitigate risk of loss through tactical portfolio adjustments, while opportunistically trading into changing market environments. The Fund’s investment strategy may result in high portfolio turnover. High portfolio turnover may also result from generating liquidity for the Fund’s portfolio holdings to meet the Fund’s quarterly repurchase obligations. The Adviser will sell the Fund’s securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held.

While the underlying asset(s) of the structured notes can be a stock or an equity index, the Fund will primarily invest in notes linked to broad-based U.S. and developed market equity indices such as the S&P 500, NASDAQ 100, Russell 2000, Euro STOXX 50, or Nikkei 225. The underlying assets of the Fund’s structured notes will be primarily focused on public equity market indices across various regions and/or geographies. The Fund does not intend to focus on any particular sector or industry. While the Fund intends to generate yield from these underlying equity indices, any potential payments from the Fund’s structured notes will depend on the credit risk of the applicable issuer of such structured notes.

Enhanced Yield Notes

The Fund will opportunistically seek investments in enhanced yield notes that provide contingent coupon income generated from an underlying asset class with varying levels of contingent downside protection, measured at periodic observation dates (i.e., coupon barrier) and at time of maturity (i.e., principal barrier). Enhanced yield notes are typically linked to the performance of an underlying asset or index through a reference mechanism such as derivative contracts. If the value of the underlying asset or index is greater than or equal to a pre-set coupon barrier at the periodic observation date (typically quarterly), the enhanced yield note will pay a coupon payment equal to the pro-rated portion of the per annum coupon rate. Enhanced yield notes often include protections in the form of a principal barrier designed to help mitigate downside risk and limit potential losses. Principal barriers are predetermined thresholds, typically expressed as a percentage, which provides investors with contingent protection against losses. A principal barrier is commonly linked with contingent protection—often termed “soft protection”—meaning if the value of the underlying asset or index falls below the principal barrier level at maturity, the investor’s principal investment is fully at risk.

Cash Equivalents and Other Fixed Income Investments

To generate yield while the Adviser identifies attractive investment opportunities in structured notes, the Fund may invest, either as individual securities or through ETFs, in cash and cash equivalents, such as money market instruments, U.S. government securities, other high-quality debt instruments, and other fixed income investments, such as high yield fixed-income securities (often referred to as “junk bonds”).

Investment Process

The Adviser will consider a variety of factors when selecting securities for the Fund’s portfolio, including predicted and actual volatility, correlation (the statistical relationship between the return of securities), existing and potential future income streams, the extent of downside protection, exposure to issuers, asset classes and sectors, credit quality of issuers, as well as prevailing market outlook, and other relevant technical indicators (moving averages, momentum and liquidity).

The Adviser selects the securities for the Fund’s portfolio with the goal of capturing the targeted benefits embedded in enhanced yield structured notes described below, with investments generally held until maturity. These maturities will typically range between 12 months and 36 months from the initial purchase date, with some investments offering an early redemption option based on the performance of specified financial indices or instruments and in some cases designating the issuers’ right to redeem all (but not less than all) of the structured notes at the early redemption amount, which typically equals the original principal plus any accrued, unpaid coupons. The types of structured notes selected may vary over time based on market conditions and the subjective assessment of the Adviser. The Adviser’s subjective assessment is determined by review and analysis of multiple indicators such as (i) market sentiment as observed through CBOE Volatility Index (VIX), the high-low index, the bullish percent index (BPI), and moving averages; (ii) economic indicators prepared by the Council of Economic Advisers for the Congressional Joint Economic Committee;

(iii) the interest rates and the direction of the monetary policy as announced by the Federal Reserve, (iv) seasonal patterns established through analysis of historical financial market data; (v) the issuers’ creditworthiness, financial health, and capacity to repay debt, aimed at minimizing default risk for the issuers in conjunction with issuer ratings agency including S&P, Moody’s and Fitch; and (vi) macro and geopolitical research integrating global economic data with international political developments to help guide investment strategy. The Fund will invest in structured notes that are yield-focused and seek to generate income that is high, predictable and consistent while also providing meaningful contingent downside protection across changing market environments.

Note coupon terms vary with market conditions and by issuer. The Adviser sets the terms of each structured note at the time the note is issued, exercising its discretion to customize those terms based on prevailing market conditions and the Fund’s portfolio composition at that time. Once a note is issued, its terms are fixed and do not change over the life of the note. As market conditions change over time, the Adviser may adjust the terms it selects for newly issued notes.

For example, in periods of elevated equity market volatility, the Adviser is generally able to obtain more favorable terms for the Fund as a purchaser of yield—such as higher contingent coupon rates or more protective (lower) coupon and principal barrier levels—because the embedded options within the notes are priced more favorably to the Fund. Conversely, in periods of lower volatility, newly issued notes generally offer lower coupon rates or less protective barrier levels. Changes in prevailing interest rates, the credit spreads of the issuing counterparties, and the correlation among the underlying reference assets similarly influence the terms the Adviser selects for new issues. Because each note’s terms are fixed at issuance, the Fund’s portfolio at any given time reflects a laddered mix of notes issued across a range of market environments.

The common terms the Adviser customizes are listed below:

Yield Notes:

●	Adjusting Coupon Barrier Level – usually between 25%-40%

●	Adjusting Principal Barrier Level – usually between 25%-40% Adjusting Coupon Payment Frequency – usually quarterly

●	Contingent or Fixed Coupon Payments – usually contingent coupons

●	Adjusting Underlying asset(s) – usually 3 or fewer equity indexes or ETFs

●	Adjusting Note Tenor – usually 12-36 months

●	Adjusting Note Purchase Price – could be purchased below par value (e.g. 98.00%)

Subsidiaries

Certain investments of the Fund will be held in Single-Asset Subsidiaries. In addition, the Fund may engage in bank borrowings through a Financing Subsidiary, which may act as the borrower of one or more revolving credit facilities. The Subsidiaries are subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiaries are the principal investment strategies and principal investment risks of the Fund as reflected in this Prospectus. The financial statements of the Subsidiaries are consolidated with those of the Fund. Because the Fund may invest a substantial portion of its assets in the Subsidiaries, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiaries. For that reason, references to the Fund may also include the Subsidiaries.

The Subsidiaries will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiaries. In addition, the Subsidiaries comply with the provisions of the 1940 Act relating to affiliated transactions and custody. The Fund’s custodian also serves as the custodian to the Subsidiaries.

The Adviser, who also serves in that role for the Subsidiaries, will also comply with the provisions of the 1940 Act regarding investment advisory contracts and are considered to be an investment adviser to the Fund under the 1940 Act.

Leverage and Credit Facilities

The Fund may utilize leverage, including borrowing from banks in an amount of up to 33 1/3% of the Fund’s consolidated assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with liquidity. The Fund may enter into one or more Credit Facilities for the purpose of investment purchases and other liquidity requirements, subject to the limitations of the 1940 Act for borrowings. The Credit Facilities will be secured by the Fund’s assets.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s Portfolio Manager (as defined below) are subjective. The Fund may engage in borrowings and the use of leverage in acquiring investments.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. It is anticipated that the Fund’s portfolio turnover rate will ordinarily be between 65% and 250%. The portfolio turnover rate is generally expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Underlying Funds in which the Fund invests have limited liquidity, so it is not anticipated that the Fund will have high portfolio turnover. However, with the portion of its portfolio not invested in Underlying Funds, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the Underlying Funds in which the Fund invests may experience high rates of portfolio turnover to the extent their holdings are liquid. High rates of portfolio turnover in the Underlying Funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Tax Status” in the Fund’s SAI.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)       Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)       Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

(3)       Purchase securities on margin, but may sell securities short and write call options.

(4)       Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5)       Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(6)       Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)       Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

(8)       Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

(9)       In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at NAV less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. Before investing in the Fund you should consider carefully the following risks. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Risks Related to an Investment in the Fund

Minimal Capitalization Risk. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements.

Limited Operating History. The Fund is a closed-end investment company with a limited history of operations. The Fund may not be able to achieve its investment objective, including as a result of inopportune market or economic conditions.

Allocation Risk. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the Fund’s assets among the various securities in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns.

Issuer and Non-Diversification Risk. Specific securities can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Liquidity Risk. The Fund is a closed-end investment company structured as an “interval fund” and designed for long-term investors. Unlike many closed-end investment companies, the Fund’s shares are not listed on any securities exchange and are not publicly traded. There currently is no secondary market for the shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments are also subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular investment and securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

General Market Conditions Risk – An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of distributions. The Fund may also use leverage, which would magnify the Fund’s investment, market and certain other risks.

All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved. The Fund may utilize investment techniques, such as leverage, which can in certain circumstances increase the adverse impact to which the Fund’s investment portfolio may be subject.

Changes in Trade Negotiations Risk. In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.

Highly Volatile Markets Risk. The prices of instruments in which the Fund may invest are influenced by numerous factors, including interest rates, currency rates, default rates, governmental policies and political and economic events (both domestic and global). Moreover, political or economic crises, or other events may occur that can be highly disruptive to the markets in which the Fund may invest. In addition, governments from time to time intervene (directly and by regulation), which intervention may adversely affect the performance of the Fund and its investment activities. The Fund is also subject to the risk of a temporary or permanent failure of the exchanges and other markets on which its investments may trade. Sustained market turmoil and periods of heightened market volatility make it more difficult to produce positive trading results, and there can be no assurance that the Fund’s strategies will be successful in such markets.

Legislation and Regulatory Risk. New or amended regulations may be imposed by the Commodity Futures Trading Commission (the “CFTC”), the SEC, the Federal Reserve, the European Union (the “EU”) or other financial regulators, other governmental or intergovernmental regulatory authorities or self-regulatory organizations that supervise the financial markets, and could adversely affect the Fund. In particular, the CFTC and the SEC are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of statutes and rules by these regulatory authorities or self-regulatory organizations.

Market Disruptions Risk. The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.

U.S. Debt Ceiling and Budget Deficit Risks. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the United States. Although U.S. lawmakers have historically passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. In August 2023, Fitch Ratings Inc., downgraded the U.S. credit rating to AA+ from AAA, citing fiscal deterioration over the next three years and close encounters with default due to ongoing political dysfunction. The impact of a U.S. default on its obligations or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Correlation Risk. The Fund seeks to produce returns that are less correlated to the broader financial markets over time. Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Fund allocates its investments among different asset classes, the Fund is subject to correlation risk.

Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

To the extent a liquid secondary market does not exist for the Fund’s portfolio securities at a time when the Fund may need to sell its portfolio securities to fund repurchases, the Fund may be required to sell its investments at unfavorable prices, which could reduce the Fund’s NAV and adversely affect both tendering and remaining shareholders. There can be no assurance that the Fund will be able to sell its portfolio securities at favorable prices, or at all, particularly during periods of market stress or disruption.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders. If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis, so shareholders may not be able to tender as many shares as they would like during any quarterly repurchase offer.

Distribution Policy Risk. The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Portfolio Turnover Risk. The Adviser will sell the Fund’s securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. High portfolio turnover may cause the Fund to incur additional operating expenses, brokerage commissions, and other costs, which would reduce performance. Trading activity could also cause shareholders to incur a higher level of taxable income or capital gains.

Cybersecurity Risk. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software, and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Risks Related to the Fund’s Investments

Structured Products Risk. The Fund will primarily invest in structured notes. Among other risks, the products (i) are subject to the risks associated with the underlying assets; (ii) are subject to the credit risk of the issuer; (iii) will often be leveraged, which will generally magnify the opportunities for gain and risk of loss; (iv) are highly complex, which may cause disputes as to their terms and impact the valuation and liquidity of such positions; and (v) often contain significant obstacles to asserting “putback” or similar claims against the products.

●	Risk of Loss at Maturity. The Notes differ from ordinary debt securities in that the issuer will not necessarily pay the full principal amount of the notes at maturity. If the notes are not called, the issuer will repay the Fund the principal amount of the notes in cash only if the final price of the underlying asset is equal to or greater than the trigger price and will only make such payment at maturity. If the notes are not called and the final price is less than the trigger price, the Fund will be exposed to the negative underlying return and lose a significant portion or all of its initial investment in an amount proportionate to the decline in the price of the underlying asset.

●	Contingent Repayment of the Fund’s Principal Applies Only at Maturity. The Fund expects to hold the notes to maturity. If the Fund is able to sell its notes prior to maturity in the secondary market, it may have to sell them at a loss relative to its initial investment even if the then-current underlying asset price is equal to or greater than the trigger price at that time.

●	The Fund May Not Receive Any Contingent Coupons. The issuer will not necessarily pay periodic contingent coupons on the notes. If the closing price of the underlying asset on an observation date is less than the coupon barrier, the issuer will not pay the Fund the contingent coupon applicable to such observation date. If the closing price of the underlying asset is less than the coupon barrier on each of the observation dates, the issuer will not pay the Fund any contingent coupons during the term of, and you will not receive a positive return on, the notes. Generally, this non-payment of the contingent coupon coincides with a period of greater risk of principal loss on the notes.

●	The Fund’s Potential Return on the Notes is Limited and It Will Not Participate in any Appreciation of the Underlying Asset. The return potential of the notes is limited to the contingent coupon rate, regardless of the appreciation of the underlying asset. In addition, the total return on the notes will vary based on the number of observation dates on which the requirements of the contingent coupon have been met prior to maturity or an automatic or issuer discretionary call. Further, if the notes are called due to the automatic call issuer discretionary call feature, you will not receive any contingent coupons or any other payment in respect of any observation dates after the applicable call settlement date. Since the notes could be called as early as the first observation date, the total return on the Notes could be minimal. If the notes are not called, you will not participate in any appreciation in the price of the underlying asset even though you will be subject to the underlying asset’s risk of decline. As a result, the return on an investment in the notes could be less than the return on a direct investment in the underlying asset.

●	Higher Contingent Coupon Rates are Generally Associated with a Greater Risk of Loss. Greater expected volatility with respect to the underlying asset reflects a higher expectation as of the trade date that the price of such underlying asset could close below its trigger price on the final valuation date of the notes. This greater expected risk will generally be reflected in a higher contingent coupon rate for that note. However, an underlying asset’s volatility can change significantly over the term of the notes and the price of the underlying asset for your notes could fall sharply, which could result in a significant loss of principal.

●	Reinvestment Risk. The notes will be called automatically if the closing price of the underlying asset is equal to or greater than the initial price on any observation date. The issuer may call the notes, in whole and not in part, for mandatory redemption on any potential redemption date at the sole discretion of the issuer. In the event that the notes are called prior to maturity, there is no guarantee that you will be able to reinvest the proceeds from an investment in the notes at a comparable rate of return for a similar level of risk. To the extent you are able to reinvest such proceeds in an investment comparable to the notes, you will incur transaction costs and the original issue price for such an investment is likely to include certain built-in costs such as issuer profit concessions and hedging costs.

●	Greater Expected Volatility Generally Indicates an Increased Risk of Loss at Maturity. “Volatility” refers to the frequency and magnitude of changes in the price of the underlying asset. The greater the expected volatility of the underlying asset as of the trade date, the greater the expectation is as of the trade date that the closing price of the underlying asset could be less than the coupon barrier on any observation date and that the final price of the underlying asset could be less than the trigger price on the final valuation date and, as a consequence, indicates an increased risk of loss. However, the underlying asset’s volatility can change significantly over the term of the notes, and a relatively lower coupon barrier and/or trigger price may not necessarily indicate that the notes have a greater likelihood of a return of principal at maturity. You should be willing to accept the downside market risk of the underlying asset and the potential to lose a significant portion or all of your initial investment.

●	Issuer Credit Risk. The structured notes in which the Fund invests are subject to credit risk because the issuer of a structured note may default on its obligations under the structured notes. If an issuer of a structured note defaults, the underlying derivatives of the structured note may have a positive return; however, the structured note would still lose its value. The value of the Fund’s shares is dependent upon the performance of the assets in its portfolio, so such a default could lead to a decline in the value of your shares of the Fund.

●	General Credit Risk. The Fund is subject to significant credit risk (i.e., the risk that an issuer or borrower will default in the payment of principal and/or interest on an instrument) in light of its investment strategy. Credit risk also includes the risk that a counterparty to a derivatives transaction (e.g., a swap counterparty or futures commission merchant) will be unwilling or unable to meet its obligations. Financial strength and solvency of an issuer or borrower are the primary factors influencing credit risk. In addition, degree of subordination, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Investments in stressed or distressed companies inherently have more credit risk than do similar investments in other companies. The degree of credit risk associated with any particular Portfolio Investment or any collateral relating thereto may be difficult or impossible for the Adviser to determine within reasonable standards of predictability. The Adviser also expects to utilize various third parties that hold Fund assets (such as the prime broker) in implementing the Fund’s investment strategy, and the Fund will therefore also be subject to credit risk with respect to such entities.

●	Credit Risk of the Issuer. The notes are unsubordinated, unsecured debt obligations of the issuer, and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the notes, including any repayment of principal, depends on the ability of the issuer to satisfy its obligations as they come due. As a result, the actual and perceived creditworthiness of the issuer may affect the market value of the notes and, in the event the issuer were to default on its obligations, you may not receive any amounts owed to you under the terms of the notes and you could lose your entire investment.

Use of Leverage by the Fund. Although the Fund has the option to borrow, there are significant risks that may be assumed in connection with such borrowings. Investors in the Fund should consider the various risks of financial leverage, including, without limitation, the matters described below. There is no assurance that a leveraging strategy would be successful. Financial leverage involves risks and special considerations for shareholders including: (i) the likelihood of greater volatility of NAV of the shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund must pay will reduce the return to the shareholders; (iii) the effect of financial leverage in a market experiencing rising interest rates, which would likely cause a greater decline in the NAV of the shares than if the Fund were not leveraged; and (iv) the potential for an increase in operating costs, which may reduce the Fund’s total return.

In the event that the Fund would be required to sell assets at a loss, including in order to redeem or pay off any borrowing, such a sale would reduce the Fund’s NAV and may make it difficult for the NAV to recover. The Fund nevertheless may continue to use financial leverage if the Adviser expects that the benefits to the shareholders of maintaining the leveraged position likely would outweigh a resulting reduction in the current return.

Certain types of borrowings by the Fund would result in the Fund being subject to covenants in credit agreements relating to asset coverage and Fund composition requirements that are more stringent than those currently imposed on the Fund by the 1940 Act. In addition, borrowings by the Fund may be made on a secured basis. The Custodian will then either segregate the assets securing the Fund’s borrowings for the benefit of the

Fund’s lenders or arrangements will be made with a suitable sub-custodian. If the assets used to secure a borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. In the event of a default, the lenders will have the right, through the Custodian, to redeem the Fund’s investments in underlying Investment Funds without consideration of whether doing so would be in the best interests of the Fund’s shareholders. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

The use of financial leverage involves financial risk and would increase the exposure of the Fund’s investment returns to adverse economic factors such as rising interest rates, downturns in the economy or deterioration in the condition of the investments. There would be a risk that operating cash flow available to the Fund would be insufficient to meet required payments and a risk that it would not be possible to refinance existing indebtedness or that the terms of such refinancing would not be as favorable as the terms of existing indebtedness. Borrowings by the Fund may be secured by any or all of the assets of the Fund, with the consequences that the Fund may lose more than its equity stake in any one investment, and may lose all of its capital.

Fixed Income Risk. The value of investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

High Yield and Unrated Securities Risk. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. High yield securities offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the security’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the security may decrease. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these securities and reduce the Fund’s ability to sell its securities (liquidity risk). Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price.

The risks associated with unrated securities can be similar to the risks of below investment grade securities. In addition, the determination of credit quality for an unrated security is based largely on the credit analysis performed by the Adviser, and not on rating agency evaluation. This analysis may be difficult to perform because information about these securities may not be in the public domain, and the issuers may not subject to reporting requirements under federal securities laws.

Interest Rate Risk. The fixed-income instruments that the Fund may invest in are subject to the risk that market values of such securities will decline as interest rates increase. These changes in interest rates have a more pronounced effect on securities with longer durations. Typically, the impact of changes in interest rates on the market value of an instrument will be more pronounced for fixed-rate instruments, such as most corporate bonds, than it will for floating rate instruments. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. It cannot be predicted with certainty when, or how, Federal Reserve’s interest rate policies will change, but actions by the Federal Reserve and other central bankers may have a significant effect on interest rates and on the U.S. and world economies generally. Market volatility, rising interest rates, uncertainty around interest rates and/or unfavorable economic conditions could adversely affect our business. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to the Fund’s debt investments, particularly to the extent that it holds floating rate debt securities.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio. Inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

Foreign Securities. Foreign securities have investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect the Fund with investments in foreign securities than another fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Derivatives Risk. While the Fund will not invest directly in derivative instruments, many of the structured notes in which the Fund invests are linked to the performance of an underlying asset or index through a reference mechanism such as derivative contracts. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.

●	Options Risk. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund write the option and the date on which the Fund purchase an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund write the option and the date on which the Fund purchases an offsetting position.

●	Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and exposes the Fund to the risks associated with derivative instruments described above. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps are also subject to non-correlation risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

●	Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

U.S. Government Securities Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Risk of Investing in other Funds. Other investment companies including money market funds and ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Additional risks of investing in Underlying Funds are described below:

●	Net Asset Value and Market Price Risk of ETFs: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

●	ETF Tracking Risk: Passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.

●	Management Risk: When the Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Tax Risk. The income and gains from certain of the Fund’s investments may not allow the Fund to be treated as a regulated investment company under the Internal Revenue Code. If the Fund fails to qualify as a regulated investment company under the Internal Revenue Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its income at the rates generally applicable to corporations and distributions to shareholders would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Possible Risk of Conflicts

Allocation of Investment Opportunities Risk. The Adviser, directly or through its affiliates, may manage or advise multiple investment vehicles or accounts that have investment objectives that are similar to the Fund and that may seek to make investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This may create potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited or where the liquidity of such investment opportunities is limited. The results of the Fund’s investment activities may differ significantly from the results achieved by such other managed investment vehicles or accounts. It is possible that one or more of such vehicles or accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of three Trustees. The Trustees are responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser

Third Lake Partners, LLC located at 1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605 serves as the Fund’s investment adviser. The Adviser is a Delaware limited liability company registered with the SEC as an investment adviser under the Advisers Act. Third Lake Partners, LLC is wholly owned by Third Lake Holdings, LLC. Third Lake Holdings, LLC is controlled by Robert S. Forsythe and Luke A. Thomas.

Under the general supervision of the Fund’s Board, the Adviser provides ongoing research, recommendations, and day-to-day portfolio management with respect to the Fund’s investment portfolio. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish the Fund with office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 0.95% of the Fund’s daily net assets. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

A discussion regarding the basis for the Board’s approval of the Fund’s Investment Advisory Agreement with the Adviser will be available in the Fund’s first annual report to shareholders for fiscal period ending December 31, 2026.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that they exceed 1.75% per annum of the Fund’s average daily net assets attributable to Class F shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until May 1, 2028, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After May 1, 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

Portfolio Manager

Nathan Sheldon is the Fund’s portfolio manager (“Portfolio Manager”) and oversees the day-to-day investment operations of the Fund. The biographical information for the Portfolio Manager is presented below.

Nathan Sheldon, CFA. Nathan Sheldon has been a Partner and Head of Structured Products of the Adviser since 2024 and serves as lead Portfolio Manager for several alternative equity strategies managed by the Adviser. Nathan is responsible for investment decision making and daily oversight as well as future growth of these strategies. Additionally, Nathan serves on Third Lake’s investment committee.

Prior to this, Nathan worked at Morgan Stanley where he gained over 20 years of industry experience. He most recently worked at Morgan Stanley Investment Management (“MSIM”) where he served as co-head of the Managed Solutions Group and was lead portfolio manager for multiple successful structured notes strategies that he helped to create and bring to market beginning in 2019.

Prior to joining MSIM, Nathan was an executive director Morgan Stanley Wealth Management (“MSWM”) where he served as head of the cross asset structured products secondary trading desk in the Investment Solutions Group. In this role, he was responsible for overseeing and risk managing a principal trading portfolio for the firm and providing market making responsibilities for MSWM’s structured investment brokerage clients.

Prior to this, he worked as a vice president in the Financial Engineering group within the Institutional Equity Division of Morgan Stanley’s Institutional Securities Group and was responsible for the modeling, structuring and new issue creation of structured investment products for institutional and retail clients and facilitating subsequent liquidity provisions between the firm’s clients and its parent company.

Nathan graduated from the University of Connecticut with a dual Bachelor of Art in economics and political science. Nathan holds the Chartered Financial Analyst (“CFA®”) designation.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Cincinnati, OH 45246 serves as Administrator, Transfer Agent, and Accounting Agent. For its services as Administrator, Transfer Agent, and Accounting Agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Custodian

U.S. Bank , N.A., with its principal place of business located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

The Administrator is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration and accounting), including compensation of and office space for its officers and employees and administration of the Fund. The Transfer Agent is obligated to pay expenses associated with providing the services contemplated by a Transfer Agency Agreement, including compensation for its officers and employees providing transfer agent services to the Fund.

The Fund pays all other expenses incurred in the operation of the Fund including, among other things, (i) expenses for legal and independent accountants’ services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the Custodian and Transfer Agent in connection with the Fund’s dividend reinvestment plan, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund’s officers and Trustees, (viii) errors and omissions insurance for the Fund’s officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund’s quarterly repurchase offers, (xii) distribution and shareholder servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund such as costs of litigation, reorganization, organizational, and offering costs. Such Fund expenses will be reflected in “other expenses” in the Fund’s fee table in this prospectus. Organizational costs of the Fund were paid by the Fund, while offering costs consisting of the initial prospectus and registration of the Fund will be paid by the Fund, amortized over the first 12 months of operations. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

The Investment Advisory Agreement authorizes the Adviser or its delegate to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this Prospectus, the following shareholder owned of record or beneficially 25% or more of the outstanding Class F shares of the Fund.

Name and Address	Percentage Owned	Type of Ownership
Robert S. Forsythe c/o Third Lake Partners, LLC 1600 East 8th Avenue, Suite A132-A Tampa, FL 33605	30%	Beneficial
Nathan Sheldon c/o Third Lake Partners, LLC 1600 East 8th Avenue, Suite A132-A Tampa, FL 33605	40%	Beneficial
Joshua Apfel c/o Third Lake Partners, LLC 1600 East 8th Avenue, Suite A132-A Tampa, FL 33605	30%	Beneficial

DETERMINATION OF NET ASSET VALUE

The NAV of shares of the Fund is determined following the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The Fund’s shares will be offered at NAV. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares.

Valuation of Public Securities

Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market or dealer quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. If there has been no sale on such day that value is being determined, the securities are valued at the last reported sale price unless the Fair Value Pricing Committee believes the price is no longer reliable. If market prices become unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Pricing Committee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over the counter, are valued using quotations obtained from independent pricing services approved by the Board. If such quotations are not readily available or become unreliable, the Fair Value Pricing Committee may recommend valuation through other means. Where securities are traded on more than one exchange and also over the counter, the securities will generally be valued using quotations obtained from independent pricing services approved by the Board.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market but may be fair valued if subsequent events occurring before the computation of NAV have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

The Board will determine, in good faith, the fair value of securities for which market or dealer quotations are not readily available or deemed unreliable. In determining the fair value of publicly traded securities for which market or dealer quotations are not readily available or unreliable the Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; comparison to the values and current pricing of securities that have comparable characteristics; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. For securities that are fair valued in ordinary course of Fund operations, the Board, has delegated the day-to-day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a Portfolio Manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific Portfolio Manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser has adopted policies and procedures and has structured its Portfolio Manager’s compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Fund intends to typically offer to repurchase 25% of the outstanding shares of the Fund each quarterly repurchase period, although, this amount is not guaranteed. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the “Repurchase Request Deadline,” which is the date the repurchase offer ends. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.

A repurchase request is considered in good order if it includes all of the following:

1. A completed and signed Repurchase Offer Request Form (or written instruction) received by the Repurchase Request Deadline.

2. The account number and registration, and the number of shares or dollar amount to be repurchased (and share class, if applicable).

3. Payment instructions for proceeds (check, ACH, or wire) that match the instructions on file; any change or third-party destination requires a Medallion Signature Guarantee.

4. Signatures of all registered owners, plus a Medallion Signature Guarantee where required by the transfer agent (e.g., recent address change; proceeds to a bank not on file; third-party payee).

5. Any supporting legal documents reasonably required by the Fund or its transfer agent to verify the identity or authority of the owner (e.g., trusts, corporations, estates, or retirement accounts).

Requests that are incomplete, not in good order, or received after the Repurchase Request Deadline may be delayed, rejected, or processed in a later repurchase offer. Requests accepted will be effected at the NAV determined on the Repurchase Pricing Date, with payment made as described in the Repurchase Offer section.

The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Fund intends that the Repurchase Offer Amount will typically be 25% of the total number of shares outstanding on the Repurchase Request Deadline, although, this amount is not guaranteed. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

Notice to Shareholders

No less than 21 days and no more than 42 days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification will contain information shareholders should consider in deciding whether to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be the NAV of the shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 844-Try-Pays (844-879-7297) or visit thirdlakepays.com to learn the current NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Contingent Deferred Sales Charges

Class F shares are not subject to a contingent deferred sales charge.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to redeem shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY AND DIVIDEND REINVESTMENT PLAN

Quarterly Distribution Policy

The Fund’s distribution policy is to make quarterly distributions to shareholders. The distribution rate may be modified by the Board from time to time. All or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Plan.”

The quarterly distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Please refer to the Fund’s most recent Section 19(a) notice, available at thirdlakepays.com, for additional information regarding the composition of distributions. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment plan, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should notify the Transfer Agent in writing at Third Lake Partners Alternative Yield Strategy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246

or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. Under the dividend reinvestment plan, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment plan. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment plan, the Transfer Agent will administer the dividend reinvestment plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment plan.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the dividend reinvestment plan. There is no direct service charge to participants with regard to purchases under the dividend reinvestment plan; however, the Fund reserves the right to amend the dividend reinvestment plan to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment plan should be directed to the Transfer Agent at Third Lake Partners Alternative Yield Strategy Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. Certain transactions can be performed by calling the toll-free number 844-Try-Pays (844-879-7297).

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, is intended for U.S. shareholders, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state, local, or foreign tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements. Shareholders will not be subject to the alternative minimum tax.

Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Cost Basis Reporting

For covered shares, the Fund’s default tax-lot identification method is First-in, First-out (FIFO). Unless you elect a different method, the Fund (or its transfer agent) will report cost basis for covered share repurchases on Form 1099-B using FIFO. You may elect a different method (for example, Average Cost or Specific Lot Identification) through the Fund’s transfer agent or your financial intermediary, subject to their procedures. Any change to your default method will apply prospectively to covered shares acquired after the effective date of your change and will not retroactively adjust basis previously reported. For shares held through a financial intermediary, the intermediary’s default method—or your election with the intermediary—may control. The Fund does not provide tax advice; shareholders should consult their tax adviser and maintain their own tax-basis records..

Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates or foreign corporations (“foreign shareholders”) as defined in the Code are urged to consult their own tax advisers regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on March 25, 2026. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The following table shows the amounts of Fund shares that have been authorized and are outstanding as of the date of this prospectus:

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Held by Fund or for its Account
Class F Shares	Unlimited	None	4,000.00

Shares

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each share of the Fund represents an equal proportionate interest in the assets of the Fund with each other share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of shares. Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. The Transfer Agent will maintain an account for each shareholder upon which the registration of shares is recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation.

The Declaration of Trust also includes provisions permitting a shareholder to bring a derivative action only if he or she makes a written pre-suit demand upon the Board to bring the subject action, and the Board can bar such a shareholder from bringing such an action. In addition, the Declaration of Trust requires holders of more than a majority of the shares to join in any such action. Further, the Declaration of Trust requires that the shareholder making a pre-suit demand on the Board may be required to undertake to reimburse the Fund for the expense of any advisors the Board hires in its investigation of the demand in the event that the Board determines not to bring the action. However, none of these provisions regarding derivative actions applies to claims arising under federal securities laws.

The Declaration of Trust includes an exclusive state forum provision that requires any shareholder suit, action or proceeding be brought exclusively in the State of Delaware. Such a provision means that shareholders may have to bring suit in an inconvenient and less favorable forum, may make it more expensive for a shareholder to bring a suit, and may discourage shareholder claims. This provision does not apply to claims arising under federal securities laws. Shareholders also waive their right to a jury trial.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor is an affiliate of the Administrator. The Fund’s shares are offered for sale through the Distributor at NAV. The Distributor also may enter into agreements with financial intermediaries for the sale and servicing of the Fund’s shares. In reliance on Rule 415, the Fund intends to offer to sell an unlimited number of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. Class F shares are not currently subject to a Distribution Fee.

The Adviser or its affiliates, in the Adviser’s discretion and from their own resources, may pay additional compensation to financial intermediaries (e.g., banks, broker/dealers, investment advisers, trusts, financial industry professionals, institutional partners, etc.) in connection with the sale and servicing of Fund shares (the “Additional Compensation”). In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a financial intermediaries’ registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the financial intermediaries. The Additional Compensation may differ among financial intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the financial intermediary, or determined in some other manner.

The aggregate amount of Additional Compensation may be substantial and may include amounts that are sometimes referred to as “revenue sharing” payments. Because these revenue sharing payments are paid by the Adviser and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the Intermediaries, the expected level of assets or sales of Shares, the placing of the Fund on a recommended or preferred list and/or access to an Intermediary’s personnel and other factors. Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. Shareholders should inquire of an Intermediary how the Intermediary will be compensated for investments made in the Fund.

The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. The Additional Compensation may also have the effect of increasing the Fund’s assets under management, which would increase the amount of the advisory fee payable to the Adviser by the Fund. Additionally, the Fund may pay a servicing fee to Intermediaries for providing ongoing services in respect of shareholders of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Transfer Agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

The Fund and the Adviser have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. The liabilities include those relating to performing services or duties pursuant to any instruction, notice, or other instrument that Distributor reasonably believes to be genuine and to have been signed or presented by a duly authorized representative of the Fund; operating under its own initiative, in good faith and in accordance with the standard of care set forth herein, in performing its duties or the services under the Distribution Agreement; any default, damages, costs, loss of data or documents, errors, delay, or other loss whatsoever caused by events beyond Distributor’s reasonable control; and any error, action or omission by the Fund. The liabilities also include those arising directly or indirectly out of (1) the Fund or Adviser’s failure to exercise the standard of care set forth in the Distribution Agreement unless such liabilities were caused in part by the Distributor’s own willful misfeasance, bad faith or gross negligence; (2) any violation of applicable law by the Fund or Adviser or its affiliated persons or agents relating to the Distribution Agreement and the activities hereunder; and (3) any material breach by the Fund or Adviser or its affiliated persons or agents of the Distribution Agreement. The Distributor may, from time to time, perform services for the Adviser and its affiliates in the ordinary course of business.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by the Transfer Agent. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders; such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary, authorized broker, or the broker’s authorized designee. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries, brokers, or agents may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary or the Financial Intermediary’s authorized designee.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Third Lake Partners Alternative Yield Strategy Fund to:

Third Lake Partners Alternative Yield Strategy Fund
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:
P.O. Box 46707
Cincinnati, OH 45246
Via Overnight Mail:
225 Pictoria Dr.
Suite 450
Cincinnati, OH 45246

All checks must be in U.S. Dollars drawn on a domestic bank. Cash equivalents, for example, cash, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted.

The Transfer Agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the Transfer Agent or send a facsimile to 402-963-9094. Upon receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 844-Try-Pays (844-879-7297) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

By Wire — Subsequent Investments

Before sending a wire, investors must contact Transfer Agent to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Online — Subsequent Investments

You can request subsequent investments to your account using the Fund’s online functionality. The money to fund the investment would be automatically drafted from your bank account by Automate Clearing House (“ACH”). Please visit the Fund’s website thirdlakepays.com to obtain instructions or contact the Fund at 844-Try-Pays (844-879-7297) for more information on processing purchases by ACH.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. Only U.S. financial institution accounts participating in the ACH network may be used. You may elect to make subsequent investments by transfers of a minimum of $1,000,000 on specified days of each month into your established Fund account. Please contact the Fund at 844-Try-Pays (844-879-7297) for more information about the Fund’s Automatic Investment Plan. You may change or terminate your AIP by notifying the transfer agent in writing; changes take effect after receipt and acceptance by the transfer agent. Returned or failed ACH debits may be subject to a $25 fee. The Fund or its transfer agent may modify, suspend, or terminate the AIP at any time. Shareholders investing through a financial intermediary should contact the intermediary regarding any minimums or fees it may impose.

By Telephone — Subsequent Investments

Investors may purchase additional shares of the Fund by calling 844-Try-Pays (844-879-7297). If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account by ACH. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, Administrator will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Administrator at 844-Try-Pays (844-879-7297) for additional assistance when completing an application.

If Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchase Terms

The minimum initial purchase for Class F shares by an investor is $10,000,000. The Fund reserves the right to waive the investment minimum. The Fund may permit a financial intermediary to waive the initial minimum per shareholder for Class F shares in the following situations: broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs; financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $10,000,000 aggregated initial investment across multiple clients; and certain other situations deemed appropriate by the Fund. The Fund may waive the initial minimum per shareholder for Class F shares in the following situations: shareholders (together with any affiliates of the shareholder) committing to invest at least $10,000,000 within three months of such shareholders initial purchase of Class F shares (such three month time frame may be extended in the Fund’s discretion); clients of a non-broker dealer financial intermediary (together with any affiliates of the non-broker dealer financial intermediary) purchasing fund shares with a $10,000,000 aggregated investment across multiple clients within three months of a client’s initial purchase of Class F shares (such three month time frame may be extended in the Fund’s discretion); and certain other situations deemed appropriate by the Fund. The Fund’s Class F shares are offered for sale through its Distributor at net asset value. The price of the shares during the Fund’s continuous offering will fluctuate over time with the net asset value of the shares.

Class F Shares

Class F shares will be sold at the prevailing NAV per Class F share and are not subject to any upfront sales charge. The Class F shares are not subject to a Distribution Fee, shareholder servicing fees, or contingent deferred sales charges. Class F shares may only be available through certain financial intermediaries. Because the Class F shares of the Fund are sold at the prevailing NAV per Class F share without an upfront sales charge, the entire amount of your purchase is invested immediately. However, for all accounts, Class F shares require a minimum investment of $10,000,000, while subsequent investments may be made with $1,000,000. The Fund reserves the right to waive the investment minimum. There is no minimum investment for investors who were limited partners of the Predecessor Fund.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta, Georgia 30309.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call 844-Try-Pays (844-879-7297) to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements. Cohen & Company, Ltd. is located at 1835 Market St., Ste 310, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1
Investment Objective and Policies	1
Repurchases and Transfers of Shares	11
Management of the Fund	15
Codes of Ethics	23
Proxy Voting Policies and Procedures	23
Control Persons and Principal Holders	24
Investment Advisory and Other Services	24
Portfolio Manager	25
Allocation of Brokerage	26
Tax Status	26
Other Information	30
Independent Registered Public Accounting Firm	31
Financial Statements	31
Appendix A – Proxy Voting Policies and Procedures	A-1

PRIVACY notice
FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■ Social Security number	■ Purchase History
	■ Assets	■ Account Balances
	■ Retirement Assets	■ Account Transactions
	■ Transaction History	■ Wire Transfer Instructions
■ Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons chosen to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share
Questions?	Call 844-Try-Pays (844-879-7297)

Who we are
Who is providing this notice?	The Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tells us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Third Lake Partners Alternative Yield Strategy Fund
Class F Shares (PAYSX) of Beneficial Interest

[___], 2026

Investment Adviser
Third Lake Partners, LLC

All dealers that buy, sell or trade the Fund’s shares, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

[___], 2026

THIRD LAKE PARTNERS ALTERNATIVE YIELD STRATEGY FUND

Class F Shares (PAYSX) of Beneficial Interest

Principal Executive Offices

1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605

844-Try-Pays (844-879-7297)

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Class F prospectus of Third Lake Partners Alternative Yield Strategy Fund (the “Fund” or the “Trust”), dated [___], 2026 (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 844-Try-Pays (844-879-7297) or by visiting thirdlakepays.com. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC also are available to the public on the SEC’s Internet web site at https://www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	1
Repurchases and Transfers of Shares	11
Management of the Fund	15
Codes of Ethics	23
Proxy Voting Policies and Procedures	23
Control Persons and Principal Holders	24
Investment Advisory and Other Services	24
Portfolio Manager	25
Allocation of Brokerage	26
Tax Status	26
Other Information	30
Independent Registered Public Accounting Firm	31
Financial Statements	31
appendix A – proxy voting policies and procedures	A-1

GENERAL INFORMATION AND HISTORY

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on March 25, 2026. The Fund’s principal office is located at c/o Third Lake Partners, LLC, 1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605, and its telephone number is 844-Try-Pays (844-879-7297). The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The Fund acquired all of the assets and liabilities of the Third Lake PM Alternative Yield Strategy Fund I, LP (the “Predecessor Fund”), a private fund that was converted into the Fund, in a tax-free reorganization on [REORGANIZATION DATE] (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class F shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund was managed by the Adviser.

Certain additional investment information is set forth below. The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive or conversion rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund currently offers one share class, Class F shares. The Board of Trustees of the Fund (the “Board” or the “Trustees”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek to generate yield while preserving capital.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)	Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).

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(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(4)	Invest more than 25% of the market value of its assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, as well as to investments in investment companies that primarily invest in such securities.

(5)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

(7)	Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Other Fundamental Policies

(1)	In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers for no less than for 5% of the shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

As discussed in the Prospectus, the Fund seeks to primarily invest in equity-linked structured notes. Structured notes are a segment of the capital markets that combines a debt security with exposure to an underlying asset or assets. Structured notes are not a direct investment in the underlying asset or assets. Structured notes are issued by financial institutions as senior unsecured debt securities of the issuer. The Fund expects the structured notes in which it invests to be primarily yield-focused, equity-linked structured notes that are based on the performance of underlying domestic and foreign equities or equity indices.

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Equity Securities

The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The Fund may invest in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be deemed illiquid.

Fixed-Income Securities

Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”), including defaulted securities, and unrated securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (each, a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Investment Companies

The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment

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companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. The Funds have no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.

Illiquidity of Investments by and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, the Funds may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.

Lack of Control. Although the Funds and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with the Funds’ investment objective, the Advisor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Funds.

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Foreign Securities

The Fund may invest, directly or indirectly, in non-U.S. infrastructure companies and other foreign securities. Purchases of foreign securities entail certain risks. For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Emerging Markets Securities

The Fund may invest, directly or indirectly, in issuers domiciled in emerging markets. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include (i) the smaller market capitalization of securities markets, which may suffer periods of relative illiquidity, (ii) significant price volatility, (iii) restrictions on foreign investment, and (iv) possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund.

Additional risks of emerging markets securities may include (i) greater social, economic and political uncertainty and instability, (ii) more substantial governmental involvement in the economy, (iii) less governmental supervision and regulation, (iv) the unavailability of currency hedging technique, (v) companies that are newly organized and small, (vi) differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and (vii) less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Money Market Instruments

The Fund may invest, for defensive or diversification purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Fund or the Adviser deems appropriate under the circumstances. Pending allocation of the offering proceeds of this offering and thereafter, from time to time, the Fund also may invest in these instruments and other investment vehicles. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation (the “FDIC”), and repurchase agreements.

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Special Investment Techniques

The Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of the Fund’s investment portfolio against various risks or other factors that generally affect the values of securities. The Fund may also use these techniques for non-hedging purposes in pursuing its investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

Derivatives

The Fund may engage in transactions involving options and futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be permitted to increase or decrease the level of risk, or change the character of the risk, to which the portfolio is exposed.

A small investment in derivatives could have a substantial impact on the Fund’s performance. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund’s derivative investment could negatively impact the Fund’s return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

Options and Futures. The Fund may engage in the use of options and futures contracts, so-called “synthetic” options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter (“OTC”) market, or they may be negotiated directly with counterparties. In cases where instruments are purchased OTC or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out a position.

The Fund may purchase call and put options on specific securities. The Fund may also write and sell covered or uncovered call options for both hedging purposes and to pursue the Fund’s investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

In a covered call option, the Fund owns the underlying security. The sale of such an option exposes the Fund to a potential loss of opportunity to realize appreciation in the market price of the underlying security during the term of the option. Using covered call options might expose the Fund to other risks, as well. For example, the Fund might be required to continue holding a security that the Fund might otherwise have sold to protect against depreciation in the market price of the security.

When writing options, the Fund may close its position by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. If the amount paid to purchase an option is less or more than the amount received from the sale, the Fund will, accordingly, realize a profit or loss. To close out a position as a purchaser of an option, the Fund would liquidate the position by selling the option previously purchased.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to such company claims an exclusion from regulation as a commodity pool operator. If the Fund were

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to use derivatives subject to regulation by the CFTC in connection with its management of the Fund, the Adviser will claim such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”). Therefore, it would not be subject to the registration and regulatory requirements of the CEA.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market. To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract’s last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options on Securities Indexes. The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the OTC market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objectives and policies. Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund’s obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that a party is contractually required to make. As such, if the counterparty to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it is entitled to receive.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

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The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

The SEC has also issued a rule under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the rule could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Fund may be unable to implement its investment strategy. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Fund, since the Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than it has historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. These regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new mechanisms will achieve that result.

Leverage

The Fund may engage in leverage through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which an investment manager determines to be creditworthy.

As a result of this leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

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Short Sales

The Fund and the Underlying Funds may engage in short selling. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis. This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates. Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Credit Facilities

The Fund may enter into secured bank lines of credit (the “Credit Facilities”) for the purpose of investment purchases and other liquidity requirements subject to the limitations of the 1940 Act for borrowings. As collateral for the Credit Facilities, the Fund grants the Banks a first position security interest in and lien on securities of any kind or description held by the Fund in the collateral accounts.

Market Volatility

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Operational and Cybersecurity Risk

The Fund, its service providers and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to various threats or risks that could adversely affect the Fund and its shareholders.

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For instance, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them, whether systems of the Fund, the Fund’s service providers, counterparties, or other market participants. Power or communication outages, acts of God, information technology equipment malfunctions, operational errors (both human and systematic) and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its advisers, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cybersecurity risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meets it obligations to the Fund, which may result in losses to the Fund and its shareholders. The Fund cannot directly control any cyber-security plans or systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Further, the underlying funds in which the Fund invests may experience high rates of portfolio turnover. High rates of portfolio turnover in the underlying funds may negatively impact their returns and, thus, negatively impact the returns of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Non-Diversified Status

The Fund does not intend to meet the diversification requirements of the 1940 Act as in effect from time to time. Because the Fund is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies. Because the Fund is “non-diversified,” it can invest a greater percentage of its assets in a single issuer or a group of issuers, and, as a result, may be subject to greater credit, market, and other risks than a

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diversified fund. The poor performance by a single issuer may have a greater impact on the performance of a non-diversified fund. A non-diversified fund’s shares tend to be more volatile than shares of a diversified fund and are more susceptible to the risks of focusing investments in a small number of issuers or industries, and the risks of a single economic, political or regulatory occurrence.

REPURCHASES AND TRANSFERS OF SHARES

Repurchase Offers

The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.

2.	The repurchase offers will be made in April, July, October, and January of each year.

3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer no less than 21 days and more than 42 of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the “Repurchase Request Deadline”).

4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2.00% of the proceeds. Generally, the Fund does not charge a repurchase fee. The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

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Shareholder Notification: No less than 21 days and more than 42 before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter; and

10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

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Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2.00% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of less than 100 shares and who tender all of their shares for repurchase, before prorating shares tendered by others, or

2.	Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);

2.	If the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;

3.	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

4.	For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

5.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund’s current NAV per share shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on:

1.	Days on which changes in the value of the Fund’s portfolio securities will not materially affect the current NAV of the shares;

2.	Days during which no order to purchase shares is received, other than days when the NAV would otherwise be computed; or

3.	Customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity

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Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Fund’s investment adviser, but shall continue to be responsible for monitoring the investment adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

a)	The frequency of trades and quotes for the security.

b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

c)	Dealer undertakings to make a market in the security.

d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer).

e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.	If market developments impair the liquidity of a security, the investment adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

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2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

a.	the number of repurchase offers,

b.	the repurchase offer amount and the amount tendered in each repurchase offer,

c.	and the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with the Financial Industry Regulatory Authority, Inc. (“FINRA”) or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder. Any such involuntary repurchase will be made pursuant to Rule 23c-2 under the 1940 Act and the Trust’s Agreement and Declaration of Trust.

Transfers of Shares

Shares may be transferred only in consequence of the death, divorce, bankruptcy, insolvency, adjudicated incompetence, dissolution, merger, reorganization or termination of any Shareholder, or otherwise by operation of law . Each shareholder and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of three individuals, all of whom are not deemed to be “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust’s distributor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer, and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust,

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when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

Mary Moran Zeven is the Chairwoman of the Board. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chair of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chair, the chair of the Audit Committee, the chair of the Nominating and Governance Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust and each shareholder.

Board Risk Oversight

The Board has established an independent Audit Committee and an independent Nominating and Governance Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain “fund governance standards.” Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mary Moran Zeven, was the Director of the Graduate Program in Banking and Financial Law, at Boston University School of Law from 2019 to 2022. From 2000 to 2019, Ms. Moran Zeven served as Senior Vice President and Senior Managing Counsel of State Street Bank and Trust Company, a custodial bank, fund administrator and accounting agent. In that role, she served as the global head of State Street’s Sector Solutions Legal Department, the head of its US Fund Administration Legal Department, and the head of several other legal departments supporting State Street’s Global Services Americas business. A graduate of St. John’s University School of Law, she worked as a corporate lawyer at several large law firms and financial institutions in New York before joining State Street, including serving as general counsel and chief legal officer of Global Asset Management (USA) Inc.

Carrie Schoffman is the owner and founder of CPA Concierge Services. She previously served as Principal Financial Officer and Treasurer of the ICON Funds from 2013 to 2017. She also served as Assistant Vice President and Chief Compliance Officer of the ICON Funds from 2004 to 2017, as well as Chief Compliance Officer of ICON Advisers, Inc. during that period. Previously she was a staff accountant with the U.S. Securities and Exchange Commission from 2003 to 2004. She also was a Manager from 2001 to 2003 and Senior Associate/Associate from 1996 to 2001 at PricewaterhouseCoopers LLP. She obtained a degree in Public Accounting from Colorado State University and has maintained a Certified Public Accountant license. She is a member of the Colorado Society of CPAs and the American Institute of CPAs.

Clifford N. Schireson retired in 2017. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and was a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School.

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Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

A list of the Trustees and executive officers of the Trust and their principal occupation and other directorships over the last five years are shown below. Unless otherwise noted, the address of each Trustee and Officer is 1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Mary Moran Zeven 1961	Independent Trustee, Chairwoman	Since June 2026	Director, Graduate Program in Banking and Financial Law, Boston University School of Law (2019-2022)	1	Trustee, Wisdom Tree Digital Trust (2022-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2024-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present); Trustee, IDA Private Access Fund (2025-present); Trustee, M Funds Inc. (2019-2026)

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Carrie Schoffman 1973	Independent Trustee	Since June 2026	Founder, CPA Concierge Services (tax planning and accounting services) (2020 – present); Tax Accountant, Bree Beers & Associates, PC (2017-2021)	1	Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2024-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present); Trustee, IDA Private Access Fund (2025-present); Trustee, Tortoise Capital Series Trust (2024-present); Trustee, Tortoise Energy Infrastructure Corporation (2025-present); Trustee, Tortoise Sustainable & Social Impact Term Fund (July 2025–November 2025)
Clifford Schireson 1953	Independent Trustee	Since June 2026	Board of Governors, San Diego City Employees’ Retirement System (2019 -2025); Board of Governors, San Diego Foundation (2017-2025)	1	Trustee, Ultimus Managers Trust (2019-present); Trustee, Beacon Pointe Multi-Alternative Fund (2024-present); Trustee, Booster Income Opportunities Fund (2024-present); Trustee, 83 Investment Group Income Fund (2024-present); Trustee, Private Debt & Income Fund (2025-present); Trustee, Sardis Credit Opportunities Fund (2025-present); Trustee, IDA Private Access Fund (2025-present)

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Robert Forsythe 1988	President and Principal Executive Officer	Since June 2026

Founder and Senior Managing Partner, Third Lake Partners, LLC (2021 – present); Chairman and Manager, Third Lake Holdings, LLC (2020 - present); CEO, Third Lake Solutions, LLC (2024 – present); CEO, Third Lake Group, LLC (2024 – present); CEO, Third Lake Insurance, LLC (2025 – present); CEO, Third Lake Construction, LLC (2025 – present); CEO, Third Lake Trust, LLC (2025 – present); CEO, Third Lake Merit, LLC (2025 – present); CEO, Third Lake Capital, LLC (2021 – present); CEO, TL Capital Holdings, LLC (2020 – present)

				n/a	n/a

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jessica Chase 1970	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Since June 2026	SVP, Mutual Fund Business Development and Administration, Apex Group (formerly Atlantic Fund Services) (2008-2021); Interested Trustee Forum Funds (2018-2022); Interested Trustee Forum Funds II and U.S. Global Investors Funds (2019-2022); Director, Mutual Fund Operations, Apex Group (2022-2023); SVP Relationship Management, Ultimus Fund Solutions (2023-present)	n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since June 2026	Compliance Officer, Northern Lights Compliance Services, LLC (2010-present)	n/a	n/a
Timothy Shaloo 1970	Anti-Money Laundering Compliance Officer	Since June 2026	AVP, Compliance Officer, Northern Lights Compliance Services, LLC (2015-present)	n/a	n/a
Kent Barnes 1968	Secretary	Since June 2026	Vice President, U.S. Bancorp Fund Services, LLC (2018 - 2023); Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC, (2023 - present)	n/a	n/a

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Name and Year of Birth	Position held with Funds or Trust	Length of Time Served*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jack Pfirrman 1993	Assistant Secretary	Since June 2026	Associate Counsel, Orphanides and Toner, LLP (2021-2022); Associate Legal Counsel, Ultimus fund Solutions, LLC (2022-Present)	n/a	n/a
James Colantino 1969	Assistant Treasurer	Since June 2026	Senior Vice President Fund Administration, Ultimus Fund Solutions, LLC (since 2020)	n/a	n/a
Brian Curley 1976	Assistant Treasurer	Since June 2026	Vice President, Ultimus Fund Solutions, LLC (2020-present); Vice President, Gemini Fund Services, LLC (2015-2020)	n/a	n/a
Zachary Richmond 1980	Assistant Treasurer	Since June 2026

Senior Vice President, Financial Administration for Ultimus Fund Solutions, LLC (August 2024 – present); Vice President, Financial Administration for Ultimus Fund Solutions, LLC (February 2019 - August 2024)

				n/a	n/a

*	The term of office for each Trustee and officer listed above will continue indefinitely.

Board Committees

The Board has established two standing committees: the Audit Committee and the Nominating and Governance Committee.

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii)

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reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Independent Trustees. The Nominating and Governance Committee assists the Board in adopting fund governance practices and meeting certain fund governance standards. The Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter. The Nominating and Governance Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating and Governance Committee generally will consider shareholder nominees. The Nominating and Governance Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the qualifications of the proposed nominees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. The Nominating and Governance Committee meets to consider nominees as is necessary or appropriate. The Nominating and Governance Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.

Trustee Ownership

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of the date of this SAI, and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary Zeven	A	A
Carrie Schoffman	A	A
Clifford Schireson	A	A

Compensation

Each “non-interested” receives an annual retainer of $15,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Chair of the Board receives an additional $3,500 annually. The Chair of each of the Audit Committee and the Nominating and Governance Committee receives an additional $2,500 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

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The table below details the amount of compensation the Trustees are estimated to receive from the Trust during the next fiscal year. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Independent Trustees
Mary Zeven	$18,500	None	None	$18,500
Carrie Schoffman	$17,500	None	None	$17,500
Clifford Schireson	$17,500	None	None	$17,500

CODES OF ETHICS

Each of the Fund, the Adviser, and the Fund’s Distributor, has adopted a code of ethics (the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel in their personal accounts. The Codes of Ethics permit covered personnel, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Covered personnel may engage in personal securities transactions, subject to certain restrictions, and are required to report their personal securities transactions for monitoring purposes. The Code of Ethics for the Adviser is included as exhibits to the registration statement of which the Statement of Additional Information is incorporated. In addition, the Code of Ethics of the Adviser is available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of the Code of Ethics of the Adviser, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders. The Proxy Policies also require the Adviser to present to the Board, at least annually, the proxy voting policies of the Adviser and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Distributor or any affiliated person of the Distributor, or any affiliated person of the Trust and the Fund’s or its shareholder’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the designated party will abstain from voting. A copy of the Adviser’s proxy voting policy is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 844-Try-Pays (844-879-7297) or on the Fund’s website at thirdlakepays.com; and (2) on the SEC’s website at http://www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling toll-free at 844-Try-Pays (844-879-7297) and will be sent within three business days of receipt of a request.

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CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, none of the Trustees and officers owned shares of the Fund. As of the date of this SAI, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding Class F shares of the Fund are as follows:

Name and Address	Percentage Owned	Type of Ownership
Robert S. Forsythe c/o Third Lake Partners, LLC 1600 East 8th Avenue, Suite A132-A Tampa, FL 33605	30%	Beneficial
Nathan Sheldon c/o Third Lake Partners, LLC 1600 East 8th Avenue, Suite A132-A Tampa, FL 33605	40%	Beneficial
Joshua Apfel c/o Third Lake Partners, LLC 1600 East 8th Avenue, Suite A132-A Tampa, FL 33605	30%	Beneficial

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Third Lake Partners, LLC, located at 1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605, serves as the Fund’s investment adviser. The Adviser is a Delaware limited liability company that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Third Lake Partners, LLC is wholly owned by Third Lake Holdings, LLC. Third Lake Holdings, LLC is controlled by Robert S. Forsythe.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund’s service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly management fee computed at the annual rate of 0.95% of the daily net assets. The Adviser may employ research services and service providers to assist in the Adviser’s market analysis and investment selection.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs), to the extent that they exceed 1.75% per annum of the Fund’s average daily net assets attributable to Class F shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place

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at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until May 1, 2028, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days’ written notice to the Adviser. After May 1, 2028, the Expense Limitation Agreement may be renewed at the Adviser’s discretion.

Conflicts of Interest

The Adviser may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser, and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Set out below are practices that the Adviser follows.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, if any, that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGER

Nathan Sheldon is the Fund’s portfolio manager (“Portfolio Manager”) and oversee the day-to-day investment operations of the Fund. The biographical information for each Portfolio Manager is presented below.

As of June 30, 2026, the Portfolio Manager is responsible for the management of the following types of accounts in addition to the Fund:

Nathan Sheldon

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Because the Portfolio Manager may manage assets for other clients (“Client Accounts”) or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, affiliates of the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee the Adviser receives from the Fund. In those instances, the Portfolio Manager may have an incentive to favor the Client Accounts over the Fund. Notwithstanding the difference in principal investment strategies between the Fund and the Client Accounts, the Adviser has various policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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As of the date of this SAI, the Portfolio Manager owned the following amounts in the Fund: A = none; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; or G = over $1,000,000.

Portfolio Manager	Dollar Range of Equity Securities Owned
Nathan Sheldon	C

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Portfolio Manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund and the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: execution capability, trading expertise, accuracy of execution, commission rates, reputation and integrity, fairness in resolving disputes, financial responsibility and responsiveness.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act that places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section

26

852 of the Code. Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and, therefore, should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts

27

treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Taxation of Foreign Shareholders

Because of the fact-specific impact of the applicable U.S. tax rules and their interaction with tax treaties, a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation (“foreign shareholder”) as defined in the Code are urged to consult their own tax advisor regarding the U.S. federal tax consequences of the holding, sale, exchange or other disposition of the Fund’s shares. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Generally, a foreign shareholder will be subject to U.S. federal income tax on distributions received from the Fund or upon dispositions of Shares if the Fund is “effectively connected” with a U.S. trade or business carried on by the foreign shareholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income may be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any “excess inclusion income” allocated to the foreign shareholder), which tax generally is withheld from such distributions by the Fund. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to the Fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

Capital gain dividends and any amounts retained by the Fund that are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or applicable lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Notwithstanding the foregoing, properly reported dividends generally are exempt from U.S. withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than

28

certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the correct IRS Form W-8). In the case of Fund shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. If a repurchase of a shareholder’s shares by the Fund does not qualify for sale or exchange treatment, the shareholder may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free dividend, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Fund shares repurchased. If the repurchase qualifies as a sale or exchange, the shareholder generally will realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased shares and the adjusted tax basis of those shares.

Any capital gain that a foreign shareholder realizes upon a repurchase of Fund shares or otherwise upon a sale or exchange of Fund shares will ordinarily be exempt from U.S. tax unless (i) in the case of a foreign shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held such Fund shares and the five-year period ending on the date of the disposition of those shares, the Fund was a “United States real property holding corporation” (as such term is defined in the Code) and the foreign shareholder actually or constructively held more than 5% of the Fund’s shares.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund that are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Fund shares will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations, and such taxable amounts may subject a foreign shareholder to U.S. tax filing obligations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a foreign shareholder, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the foreign shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required

29

to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

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Administrator, Transfer Agent, and Accounting Agent

Ultimus Fund Solutions, LLC (“Administrator”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides administration, fund accounting and transfer agency services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer pursuant to a fund services agreement between the Administrator and the Fund. For its services as administrator, transfer agent, and accounting agent, the Fund pays Administrator the greater of a minimum fee or fees based on the annual net assets of the Fund (with such minimum fees subject to an annual cost of living adjustment) plus out of pocket expenses.

Distributor

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Shares and Shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

Legal Counsel

DLA Piper LLP, 1201 West Peachtree Street, Suite 2900, Atlanta, Georgia 30309, acts as legal counsel to the Fund.

Custodian

U.S. Bank, N.A. (the “Custodian”) serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian is located at 425 Walnut Street, Cincinnati, Ohio 45202.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements Cohen & Company, Ltd. is located at 1835 Market St., Ste 310, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026. You may request a copy of the Fund’s annual and semi-annual reports once available at no charge by calling the Fund at 844-Try-Pays (844-879-7297) or by visiting thirdlakepays.com.

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EXHIBIT A

THIRD LAKE PARTNERS ALTERNATIVE YIELD STRATEGY FUND

PROXY VOTING POLICY

The Firm does not generally invest in listed equity securities. Therefore, the Firm does not generally receive proxies relating to securities owned by Clients. Nevertheless, the Firm has established the below proxy voting policy in the event that it is required to vote a proxy for certain investments.

A.	General Proxy Voting Policies

The Firm, as a matter of policy and as a fiduciary to its Clients, is responsible for voting proxies for portfolio securities consistent with the best economic interests of the Firm’s clients. The Firm understands and appreciates the importance of proxy voting. The Firm will vote all proxies in the best interests of Clients and Investors (as applicable) and in accordance with the procedures outlined below (as applicable), unless otherwise mandated by investment management agreement or applicable law (e.g., ERISA). All Supervised Persons are responsible for adhering to the policies and procedures related to this section.

B.	Proxy Voting Procedures

1.	All proxies sent to Clients that are received by the Firm (to vote on behalf of the Clients) will be provided to the Chief Compliance Officer.

2.	A written record of each proxy received by the Firm (on behalf of its Clients) will be kept in the Firm’s files.

(a)	The Chief Compliance Officer will determine which Clients hold the security to which the proxy relates.

(b)	Prior to voting any proxies, the Chief Compliance Officer will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines detailed below. If a conflict is identified, the Chief Compliance Officer will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

(c)	Although not intended to be used on a regular basis, the Firm may retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

(d)	If no material conflict is identified pursuant to these procedures, the Chief Compliance Officer will make a decision on how to vote the proxy in question in accordance with the guidelines detailed below. The Chief Compliance Officer will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

C.	Voting Guidelines

1.	The Firm will vote proxies in the best interests of each particular Client. The Firm’s policy is to vote all proxies for a specific issuer in the same way for each Client, absent some qualifying restrictions or a material conflict of interest.

2.	The Firm will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services).

3.	The Firm will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

4.	In reviewing proposals, the Firm may also consider the opinion of management, the effect on management, the effect on shareholder value and the issuer’s business practices.

D.	Handling of Conflicts of Interest

1.	In evaluating how to vote a proxy, the Chief Compliance Officer will first determine whether there is a conflict of interest related to the proxy in question between the Firm and its Clients. This examination will include (but will not be limited to) an evaluation of whether the Firm (or any affiliate of the Firm) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by a Client. Examples of material conflicts of interest for investment advisers include: (i) an adviser (or its affiliate) managing a pension plan, administering Supervised Person benefit plans or providing brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies, or (ii) an adviser maintaining business or personal relationships with participants in proxy contests, corporate directors or candidates for directorships.

2.	If a conflict is identified and deemed “material” by the Chief Compliance Officer, the Firm may determine whether voting in accordance with the proxy voting guidelines outlined below is in the best interests of affected Clients (which may include utilizing an independent third party to vote such proxies).

E.	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Client, the Firm will endeavor to vote proxies in the best interests of each Client.

F.	PAYS-Specific Proxy Voting Guidelines

The Firm is required to vote all proxies received and is responsible for coordinating with the PAYS custodian for delivery of proxies to be voted. The Firm’s voting of proxies for PAYS is overseen by the Board. The Firm is also under obligations to periodically inform employees to be aware of any potential conflicts of interest per Section D, above.

G.	Disclosure of Procedures

Supervised Persons should note that a brief summary of these proxy voting procedures will be included in the Firm’s Form ADV Part 2 and will be updated whenever these policies and procedures are updated. The Chief Compliance Officer will be responsible for sending a copy of this summary to all existing Clients and Investors. Clients and Investors will also be provided with information as to how such Clients and Investors can obtain information about: (a) the details of the Firm ’s procedures (i.e., a copy of these procedures); and (b) how the Firm has voted proxies that are relevant to the affected Client or Investor.

H.	Recordkeeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to the Firm’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the Firm’s offices. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each Conflict Notice issued by the Firm;

3.	A copy of each proxy statement that the Firm receives;

4.	A record of each vote that the Firm casts;

5.	A copy of any document that the Firm created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

6.	A copy of each written request for information on how the Firm voted such Client’s proxies and a copy of any written response to any request for information on how the Firm voted proxies on behalf of Clients.

THIRD LAKE PARTNERS ALTERNATIVE YIELD STRATEGY FUND

PART C - OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

Part A:	None.

Part B:	Report of Independent Registered Public Accounting Firm Statement of Assets and Liabilities, Statement of Operations, and Notes to Financial Statements is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026.

Part C:	The Predecessor Fund’s audited financial statements for the fiscal year ended December 31, 2025 are attached hereto as Appendix A. An unaudited amended Schedule of Investments for the financial statements for the fiscal year ended December 31, 2025 are attached hereto as Appendix B. Unaudited financial statements for the period ended June 30, 2026 for the Predecessor Fund are attached hereto as Appendix C.

2. Exhibits

a(1).	Agreement and Declaration of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

a(2).	Certificate of Trust is incorporated herein by reference to Registrant’s Registration Statement filed on April 10, 2026 and May 6, 2026.

b.	By-Laws are incorporated herein by reference to Registrant’s Registration Statement filed on April 10, 2026 and May 6, 2026

c.	Voting Trust Agreements: None

d.	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article III, “Meetings of Shareholders” of the Registrant’s By-Laws.

e.	Dividend reinvestment plan is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

f.	Not applicable.

g(1).	Investment Advisory Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

h(1).	Distribution Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

i.	Bonus, profit sharing, pension and similar arrangements for Fund Trustees and Officers: None.

j.	Custodian Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

k(1).	Fund Services Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

k(2).	Expense Limitation Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

l(1).	Opinion of Counsel is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

l(2).	Consent of Counsel is filed herewith.

m.	Non-resident Trustee Consent to Service of Process: Not applicable

n (1) .	Consent of Independent Registered Public Accounting Firm is filed herewith.

n(2).	Consent of Independent Auditor is filed herewith.

o.	Omitted Financial Statements: None

p(1).	Initial Capital Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

p(2)	Initial Capital Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

p(3)	Initial Capital Agreement is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

q.	Model Retirement Plan: None

r(1).	Code of Ethics-Fund is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

r(2).	Code of Ethics-Adviser is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

r(3).	Code of Ethics-Principal Underwriter/Distributor is incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026 .

s.	Powers of Attorney are incorporated herein by reference to Registrant’s Registration Statement filed on July 31, 2026.

Item 26. Marketing Arrangements

Not Applicable.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of August 21 , 2026:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership	3

Item 30. Indemnification

Reference is made to Article VIII Section 2 of the Registrant’s Declaration of Trust (the “Declaration of Trust”), filed as Exhibit (a)(1) hereto, and to [Section 7] of the Registrant’s Underwriting Agreement, to be filed as Exhibit (h)(1) hereto. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust and Underwriting Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-115011), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

Ultimus Fund Solutions, LLC, the Fund’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The other required books and records are maintained by the Adviser at 1600 East 8th Avenue, Suite A132-A, Tampa, FL 33605.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (a) (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement. (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (c) The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering. (d) The

Registrant undertakes that, for the purpose of determining liability under the 1933 Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use. (e) The Registrant undertakes that, for the purpose of determining liability under the 1933 Act, in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 26th day of August , 2026.

THIRD LAKE PARTNERS ALTERNATIVE YIELD STRATEGY FUND

By:	/s/ Tanya L. Boyle
Name: Tanya L. Boyle
Title: Attorney-in-Fact
* Pursuant to Powers of Attorney

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated below.

Name	Title	Date
Mary Moran Zeven*	Trustee & Chairwoman	August 26 , 2026
Carrie Schoffman*	Trustee	August 26 , 2026
Clifford Schireson*	Trustee	August 26 , 2026
Robert Forsythe *	President and Principal Executive Officer	August 26 , 2026
Jessica Chase *	Treasurer, Principal Financial Officer, and Principal Accounting Officer	August 26 , 2026

*	Affixed by Tanya Boyle

Attorney-in-Fact - Pursuant to Powers of Attorney

Exhibit Index

l(2)	Consent of Counsel
n (1).	Consent of Independent Registered Public Accounting Firm
n(2).	Consent of Independent Auditor

Appendix A: Predecessor Fund’s audited financial statements for the fiscal year ended December 31, 2025

Appendix B: Predecessor Fund’s unaudited amended Schedule of Investments for the financial statements for the fiscal year ended December 31, 2025

Appendix C: Predecessor Fund’s Unaudited financial statements for the period ended June 30, 2026

Appendix A: Predecessor Fund’s audited financial statements for the fiscal year ended December 31, 2025

Third Lake PM Alternative Yield Strategy Fund I, LP

Financial Statements
For the year ended December 31, 2025
With Independent Auditor’s Report

Third Lake PM Alternative Yield Strategy Fund I, LP

Index

Year Ended December 31, 2025

Independent Auditor’s Report

General Partner

Third Lake PM Alternative Yield Strategy Fund I, LP

Opinion

We have audited the financial statements of Third Lake PM Alternative Yield Strategy Fund I, LP (the Fund), which comprise the statement of financial condition, including the schedule of investments, as of December 31, 2025, the related statements of operations, changes in partners’ capital and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in partners’ capital and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Fund and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

1

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Fund’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Chicago, Illinois

April 29, 2026

2

Third Lake PM Alternative Yield Strategy Fund I, LP

Statement of Financial Condition
(Stated in United States Dollars)

December 31, 2025

Assets
Investments in securities, at fair value (cost $278,503,695)	$281,198,620
Cash and cash equivalents	41,058,298
Other assets	2,112
Interest receivable	56,204
Total assets	$322,315,234

Liabilities and partners’ capital
Capital withdrawals payable	$7,282,712
Management fee payable	511,133
Due to affiliates	7,107
Other liabilities	161,383
Total liabilities	7,962,335

Partners’ capital	314,352,899
Total liabilities and partners’ capital	$322,315,234

See accompanying notes to financial statements.

3

Third Lake PM Alternative Yield Strategy Fund I, LP

Schedule of Investments
(Stated in United States Dollars)

As of December 31, 2025

		Fair	Percent of Partners’
Description	Par Value	Value	Capital
Investment in securities, at fair value
Equity linked structured notes
Europe:
Banks
BBVA Global Securities 11.15% 08/26/2027	$13,000,000	$12,975,300	4.1%
UBS AG London 11.78% 03/23/2027	13,000,000	13,063,700	4 2
UBS AG London 11.65% 09/21/2027	13,000,000	13,009,100	4.1
BNP Paribas 11% 04/27/2027	13,000,000	13,235,300	4.2
BNP Paribas 12.6% 06/10/2027	12,500,000	12,665,000	4.0
Total Europe (cost $64,500,000)		64,948,400	20.6
North America:
Banks
GS Finance Corp 10.7% 06/11/2027	13,000,000	13,162,500	4.2
Bank Of Montreal 10.4% 12/03/2026	13,000,000	13,085,670	4.2
Toronto-Dominion Bank 13.150% 02/25/2027	10,000,000	10,214,000	3.2
Royal Bank Of Canada 10.6% 07/08/2027	13,000,000	13,183,300	4.2
Royal Bank Of Canada 12% 05/12/2027	13,000,000	13,079,300	4.2
Bank Of America Finance 10.75% 05/24/2027	13,000,000	13,087,100	4.2
Bank Of America 11.1% 02/17/2027	13,000,000	13,122,200	4.2
JPMorgan Chase Financial 9.5% 09/28/2027	13,000,000	12,847,900	4.1
Citigroup Global Markets 11.5% 07/12/2027	13,000,000	13,310,700	4.2
Citigroup Global Markets 11.05% 10/15/2026	10,000,000	10,210,000	3.2
Citigroup Global Markets 10.8% 12/01/2026	13,000,000	13,009,100	4.1
Nomura America Finance 11.5% 08/18/2027	13,000,000	13,063,700	4.2
Nomura America Finance 11.6% 11/09/2027	13,000,000	13,180,700	4.2
Nomura America Finance 9.25% 02/01/2027	13,000,000	13,048,100	4.2
Credit Agricole CIB 12.2% 04/20/2027	12,500,000	12,827,500	4.1
Credit Agricole CIB 11.16% 08/02/2027	12,500,000	12,728,750	4.0
Credit Agricole CIB 12.1% 12/08/2027	13,000,000	13,089,700	4.2
Total North America (cost $214,003,695)		216,250,220	68.9

Total Equity linked structured notes (cost $278,503,695)		$281,198,620	89.5%

Total investment in securities, at fair value (cost $278,503,695		$281,198,620	89.5%

See accompanying notes to financial statements.

4

Third Lake PM Alternative Yield Strategy Fund I, LP

Statement of Operations
(Stated in United States Dollars)

For the Year Ended December 31, 2025

Gain/(loss) from investments
Net realized gain/(loss) from investments	$(3,684,688)
Net change in unrealized appreciation/(depreciation) from investments	2,972,605
Gain/(loss) from investments	(712,083)

Investment income
Interest	30,237,409
Total investment income	30,237,409

Expenses
Management fees	2,037,427
Administration expense	218,772
Audit and tax expense	49,054
Other expenses	143,043
Total expenses	2,448,296

Net investment income/(loss)	27,789,113

Net income/(loss)	$27,077,030

See accompanying notes to financial statements.

5

Third Lake PM Alternative Yield Strategy Fund I, LP

Statement of Changes In Partners’ Capital
(Stated in United States Dollars)

For the Year Ended December 31, 2025

	General	Limited	Total
	Partner	Partners	Partners
Partners’ capital, beginning of year	$—	$318,032,354	$318,032,354
Capital contributions	—	1,540,000	1,540,000
Capital withdrawals	—	(32,296,485)	(32,296,485)
Allocation of net income/(loss):
Pro-rata allocation	—	27,077,030	27,077,030
Partners’ capital, end of year	$—	$314,352,899	$314,352,899

See accompanying notes to financial statements.

6

Third Lake PM Alternative Yield Strategy Fund I, LP

Statement of Cash Flows
(Stated in United States Dollars)

For the Year Ended December 31, 2025

Operating activities
Net income/(loss)	$27,077,030
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Purchases of investments in securities	(594,000,000)
Proceeds from sales of investments in securities	581,373,750
Net realized loss from investments	3,684,688
Net change in unrealized appreciation from investments	(2,972,605)
Amortization of premium and discount on investments in securities	(43,581)
Changes in operating assets and liabilities:
(Increase)/decrease in other assets	12,673
(Increase)/decrease in interest receivable	166,876
Increase/(decrease) in management fee payable	9,999
Increase/(decrease) in due to affiliates	7,107
Increase/(decrease) in other liabilities	70,532
Net cash provided by operating activities	15,386,469

Financing activities
Capital contributions	1,540,000
Capital withdrawals, net of changes in capital withdrawals payable	(32,269,535)
Net cash used in financing activities	(30,729,535)

Net change in cash and cash equivalents	(15,343,066)
Cash and cash equivalents, beginning of year	56,401,364
Cash and cash equivalents, end of year	$41,058,298

See accompanying notes to financial statements.

7

Third Lake PM Alternative Yield Strategy Fund I, LP

Notes to Financial Statements

December 31, 2025

(Amounts expressed in United States Dollars)

1.	Organization

Third Lake PM Alternative Yield Strategy Fund I, LP (the “Fund”), a Delaware limited partnership, was formed on January 4, 2021 and commenced operations effective February 10, 2021 pursuant to its Limited Partnership Agreement dated February 10, 2021 (“Company Agreement’). The Fund’s amended and restated Limited Partnership Agreement dated November 1, 2024 (“A&R Agreement”) now governs its operations.

The primary investment objective of the Fund is to generate yield while limiting loss of capital risk primarily through investments in equity-linked structured notes.

Third Lake PM Alternative Yield Strategy I GP, LLC (the “General Partner”), a Delaware limited liability company, is the sole general partner of the Fund. Third Lake Partners, LLC (the “Investment Manager”), a Delaware limited liability company, serves as the Fund’s investment manager and is responsible for all investment decisions of the Fund. The Investment Manager is registered with the Securities and Exchange Commission (“SEC”).

The Fund appointed Northern Trust Hedge Fund Services LLC (the “Administrator”) to perform certain administrative, accounting and other services with respect to the Fund.

Capitalized terms used but not defined herein shall have the meanings set forth in the Fund’s Confidential Memorandum.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The Fund qualifies as an investment company under the provisions set forth in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), using the specialized guidance within ASC 946, and are stated in United States dollars (“US Dollars”).

Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash represents cash deposits held with the Fund’s custodial bank, The Northern Trust Company. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have maturities of three months or less when purchased. Cash and cash equivalents are subject to credit risk to the extent those balances exceed federally insured limits.

Cash equivalents also include $40,383,299 invested in a money market fund, Northern Institutional Treasury Portfolio – Premier Shares, which represents 12.8% of partners’ capital.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income on debt securities is recorded on an accrual basis. Premiums and discounts on debt securities are amortized or accreted to income over the life of the debt securities. Realized gains and losses on security transactions are determined using the specific identification basis. Expenses are accrued and recognized when incurred.

8

Third Lake PM Alternative Yield Strategy Fund I, LP

Notes to Financial Statements (continued)

December 31, 2025

(Amounts expressed in United States Dollars)

2.	Summary of Significant Accounting Policies (continued)

Investments

General

The Fund’s investment portfolio includes equity linked structured notes issued by major financial institutions. These instruments are hybrid debt securities that combine a bond component with an embedded derivative, typically an option contract, whose returns are linked to the performance of one or more broad equity indices such as the S&P 500® Index or the Nasdaq-100® Index among other major equity market indices. The notes have stated maturity dates and may include features such as:

●	Contingent interest rate, which is the periodic percentage interest rate that may be paid on a per annum basis if all conditional factors are met at each periodic observation dates, as defined in the note prospectus

●	Coupon barriers, under which, if the lowest performing reference index falls below a pre-specified level on a periodic observation date, the investor may miss the scheduled coupon payment

●	Principal barriers, under which, if the lowest performing reference index falls below a pre-specified level observable only at maturity, the investor may lose some or all of their principal; and

●	Call provisions, which may automatically redeem the note before maturity if the lowest performing index is at or above its initial strike value on a periodic observation date; or which allow the issuer, at its sole discretion, to redeem the note before maturity at a periodic observation date, Whether a note is automatically redeemed based on reference index performance or if an issuer decides to call a note, at its sole discretion, the note will be called equal to face value plus the final periodic coupon interest payment.

Interest income on structured notes is generally payable quarterly, based on the terms of the prospectus, and so long as the lowest performing equity linked index is at or above the coupon barrier at the quarterly observation date. Interest income will accrue over the course of the observation period and will be paid in full conditional on whether terms have been met at each respective observation date.

Accounting

Each structured note in The Fund’s portfolio contains an embedded equity derivative (the index-linked return component) within a debt host contract. Although structured notes economically represent a debt instrument with an embedded derivative, FASB ASC 815- 15-25-1 discusses that embedded derivatives are only required to be separated from their host contract and accounted for as a derivative instrument if, among other things, the instrument is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur. Because the Fund reports all of its investments at fair value with changes in fair value reported in earnings, derivatives embedded within structured notes owned need not be separated from their host contracts and separately reported.

Valuation

At inception, the Fund employs an income approach — principally a discounted cash flow analysis combined with option-pricing models, consisting primarily of observable inputs — consistent with FASB ASC Topic 820, Fair Value Measurement (“ASC 820 “) guidance for Level 2 and Level 3 financial assets to validate the pricing of the issuer. The issuer is then required to provide daily pricing, which the Fund monitors and evaluates against interest accrued as well as known changes in linked indices as compared to references points in the respective prospectuses. Unless a modification is needed due to discrepancies noted above, the Fund records the mid-point of the bid/ask on the price of the issuer at each period end.

9

Third Lake PM Alternative Yield Strategy Fund I, LP

Notes to Financial Statements (continued)

December 31, 2025

(Amounts expressed in United States Dollars)

2.	Summary of Significant Accounting Policies (continued)

The significant inputs to the valuation include: current level of the reference equity index, risk-free interest rate term structure, issuer credit spread, expected equity index volatility over the note’s remaining term and contractual features of each note, including coupon interest rates, coupon barriers, call schedules and principal barriers. The Fund has determined that the significant inputs noted above are generally observable and thereby classify these investments as Level 2 (See Note 3).

Capital Withdrawals Payable

Withdrawals are recognized as liabilities when the amount requested in the withdrawal notice becomes fixed, which generally occurs on the last day of a fiscal quarter. As a result, withdrawals paid after the end of the year, based on partners’ capital balances at year-end, are included in capital withdrawals payable at December 31, 2025. Withdrawal notices received for which the dollar amount is not fixed remain in partners’ capital until the amount is determined.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. Certain states and local jurisdictions may impose entity level taxes on partnerships. Any material state and local taxes will be recorded by the Fund. Interest and other income realized by the Fund from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced. Any material non-U.S. tax liabilities will be recorded by the Fund.

The Investment Manager has applied the tax accounting principles contained in ASC 740 – Accounting for Income Taxes (“ASC -740”), including the aspects of ASC-740 which deal with uncertain tax positions. The Investment Manager has assessed the impact of ASC -740 by looking at each of the jurisdictions in which the Fund operates, is organized, or has invested in. After considering the application of ASC- 740, the Investment Manager has determined that no reserves for uncertain tax positions were required to have been recorded. The Investment Manager’s conclusions regarding the Fund’s tax positions could be reviewed and adjusted at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. If interest and penalties had been accrued, they would be classified as income tax expense on the statement of operations.

Generally, the Fund is subject to income tax examinations by major taxing authorities during the three-year period prior to the period covered by these financial statements. There are currently no examinations being conducted of the Fund by the Internal Revenue Service or any other taxing authority.

3.	Fair Value Measurements

In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation utilizes multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is/(are) significant to the fair value measurement in its entirety.

10

Third Lake PM Alternative Yield Strategy Fund I, LP

Notes to Financial Statements (continued)

December 31, 2025

(Amounts expressed in United States Dollars)

3.	Fair Value Measurements (continued)

The three levels of the fair value hierarchy that prioritize inputs to valuation methods are as follows:

Level 1 – Assets and liabilities valued using quoted prices in active markets for identical assets and liabilities.

Level 2 – Assets and liabilities valued using observable inputs other than Level 1 prices, examples of which are quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of such assets or liabilities.

Level 3 – Assets and liabilities that must be measured using unobservable inputs that are significant to the fair value of such assets and liabilities, and that are supported by little or no market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

The following table presents the financial instruments carried in the statement of financial condition by caption and by level within the valuation hierarchy as of December 31, 2025:

	Assets at Fair Value as of December 31, 2025
	Level 1	Level 2	Level 3	Total
Investments in securities
Equity linked structured notes	$—	$281,198,620	$—	$281,198,620
Total investments in securities	—	281,198,620	—	281,198,620

Cash equivalents
Money market funds	$40,383,299	$—	$—	$40,383,299
Total cash equivalents	40,383,299	—	—	40,383,299
Total assets	$40,383,299	$281,198,620	$—	$321,581,919

During the year ended December 31, 2025, there were no purchases or transfers in or out of Level 3.

4.	Related Party Transactions

The Fund will pay to the Investment Manager, on the last day of each calendar quarter in arrears, a management fee (“the “Management Fee”) equal to one-quarter (1/4) of 0.75% of the net asset value (“NAV”) of each capital account established in respect to Class A Interests and one-quarter (1/4) of 0.95% in respect to Class B Interests. Class AA Interests will not be subject to the Management Fee. For the year ended December 31, 2025, the Fund incurred $2,037,427 of Management Fees. As of December 31, 2025, $511,133 remained payable to the Investment Manager.

The Management Fee may be waived or reduced by the Investment Manager, and the Investment Manager’s right to the Management Fee may be assigned, in whole or in part, to any person (including an affiliate). The Fund does not charge an incentive allocation.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at December 31, 2025 is approximately $212.96 million.

11

Third Lake PM Alternative Yield Strategy Fund I, LP

Notes to Financial Statements (continued)

December 31, 2025

(Amounts expressed in United States Dollars)

5.	Partners’ Capital

The Fund is currently offering Class A and Class AA Interests (“Interests”). The minimum capital contribution is $1,000,000, subject to the General Partner’s discretion to accept a lesser amount. Limited Partners shall be permitted to contribute capital to the Fund on the first business day of each month, or on such other dates selected by the General Partner. Limited Partners shall be permitted to withdraw Interests on the last business day of each quarter, provided that notice is received by the last day of the prior quarter, or at such time as determined by the General Partner in its sole discretion. As of December 31, 2025, Class A partners’ share of partners’ capital is $307,152,562 and Class AA partners’ share of partners’ capital is $7,200,337. As of December 31, 2025, there are no investors with Class B interest. Profits and losses of the Fund are allocated to partners at the end of each month in proportion to their capital accounts as of the beginning of the month.

6.	Risk Management

The following summary of risk factors is not intended to be a comprehensive summary of all risks inherent in holding an investment in the Fund. A more comprehensive set of risk factors and other considerations can be found in the Confidential Memorandum of the Fund.

Market risk represents the risk of potential adverse changes to the value of financial instruments as a result of changes in market conditions. The Fund’s exposure to market risk is determined by a number of factors, including changes in prices and market volatility. The Investment Manager closely monitors the Fund’s portfolio and position exposure within predetermined risk limits.

Credit risk is the risk that counterparties may fail to fulfill their obligations or that the value of the collateral posted by such counterparties becomes inadequate. Financial assets which potentially expose the Fund to credit risk consist principally of cash and due from broker.

This exposes the Fund to the risk that the counterparties may fail to discharge their obligation to repay. The Fund minimizes its exposure to credit risk by conducting transactions with established reputable brokers.

Liquidity Risk

Structured notes generally are not listed on any securities exchange, and there is typically no guarantee of a secondary market. The Fund should be prepared to hold each note to maturity. If the Fund needed to sell a note before maturity, it could be forced to do so at a significant discount to initial principal value, or may be unable to sell at all. Issuers often specifically disclaim any intention to repurchase or make markets in the notes they issue.

7.	Indemnifications

In its normal course of business, the Fund may enter into legal contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would include future claims that may be made against the Fund that have not yet occurred; however, the Investment Manager believes the risk of loss to be remote.

12

Third Lake PM Alternative Yield Strategy Fund I, LP

Notes to Financial Statements (continued)

December 31, 2025

(Amounts expressed in United States Dollars)

8.	Financial Highlights

The following table represents the total return information and ratios to average limited partners’ capital for the year ended December 31, 2025:

	Class A	Class AA
Total return
Total return(1)	8.90%	9.62%

Ratios to average limited partners’ capital
Total expenses	0.80%	0.13%

Net investment income(2)	8.80%	9.45%

(1)	Total returns reflect the annual performance change in the capital. It is calculated based on the change in NAV during the period and is presented after all investment related income. The average capital is calculated based on weighted capital balances. Total return and ratios to average capital differ due to capital activity and different management fee arrangements.

(2)	Net investment income is comprised of total investment income, less total expenses, excluding net gain on investments.

9.	Subsequent Events

The Investment Manager has evaluated the subsequent events requiring recognition or disclosure in the Fund’s financial statements after December 31, 2025 through April 29, 2026, the date the financial statements were approved by management and available to be issued.

The Investment Manager has determined that there are no additional events that would require disclosure in the Fund’s financial statements other than those listed below.

From January 1, 2026 through April 29, 2026, the Fund had received withdrawal requests of $27,245,816 and subscription requests of $50,000.

13

Appendix B: Predecessor Fund’s unaudited amended Schedule of Investments for the financial statements for the fiscal year ended December 31, 2025

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Schedule of Investments
(Stated in United States Dollars)

As of December 31, 2025

		Principal		Percent of
Description	Reference Assets	Value	Fair Value	Net Assets
Investment in securities, at fair value
Equity linked structured notes
Europe:
Banks
BBVA Global Securities 11.15% 08/26/2027 (a)	SPY / IWM / DIA	$13,000,000	$12,975,300	4.1%
UBS AG London 11.78% 03/23/2027 (a)	SPX / NKY / INDU	13,000,000	13,063,700	4.2
UBS AG London 11.65% 09/21/2027 (a)	SPW / RTY / NDX	13,000,000	13,009,100	4.1
BNP Paribas 11% 04/27/2027 (a)	RTY / NDX / EFA	13,000,000	13,235,300	4.2
BNP Paribas 12.6% 06/10/2027 (a)	SPX / RTY / SX5E	12,500,000	12,665,000	4.0
Total Europe (cost $64,500,000)			64,948,400	20.6
North America:
Banks
GS Finance Corp 10.7% 06/11/2027 (a)	SPX / RTY / SX5E	13,000,000	13,162,500	4.2
Bank Of Montreal 10.4% 12/03/2026 (a)	RTY / NDX / EFA	13,000,000	13,085,670	4.2
Toronto-Dominion Bank 13.150% 02/25/2027 (a)	SPW / NDX / SX5E	10,000,000	10,214,000	3.2
Royal Bank Of Canada 10.6% 07/08/2027 (a)	SPX / RTY / SX5E	13,000,000	13,183,300	4.2
Royal Bank Of Canada 12% 05/12/2027 (a)	SPX / NKY / INDU	13,000,000	13,079,300	4.2
Bank Of America Finance 10.75% 05/24/2027 (a)	SPX / NDX / SX5E	13,000,000	13,087,100	4.2
Bank Of America 11.1% 02/17/2027 (a)	SPX / RTY / EFA	13,000,000	13,122,200	4.2
JPMorgan Chase Financial 9.5% 09/28/2027 (a)	SPW / NDX / SX5E	13,000,000	12,847,900	4.1
Citigroup Global Markets 11.5% 07/12/2027 (a)	SPX / RTY / NDX	13,000,000	13,310,700	4.2
Citigroup Global Markets 11.05% 10/15/2026 (a)	SPX / RTY / SX5E	10,000,000	10,210,000	3.2
Citigroup Global Markets 10.8% 12/01/2026 (a)	SPX / RTY / NDX	13,000,000	13,009,100	4.1
Nomura America Finance 11.5% 08/18/2027 (a)	SPX / RTY / NDX	13,000,000	13,063,700	4.2
Nomura America Finance 11.6% 11/09/2027 (a)	SPY / IWM / DIA	13,000,000	13,180,700	4.2
Nomura America Finance 9.25% 02/01/2027 (a)	SPX / RTY / EFA	13,000,000	13,048,100	4.2
Credit Agricole CIB 12.2% 04/20/2027 (a)	RTY / NDX / EFA	12,500,000	12,827,500	4.1
Credit Agricole CIB 11.16% 08/02/2027 (a)	SPX / NDX / SX5E	12,500,000	12,728,750	4.0
Credit Agricole CIB 12.1% 12/08/2027 (a)	SPX / NKY / INDU	13,000,000	13,089,700	4.2
Total North America (cost $214,003,695)			216,250,220	68.9

Total Equity linked structured notes (cost $278,503,695)			$281,198,620	89.5%

Total investment in securities, at fair value (cost $278,503,695)			$281,198,620	89.5%
Other Assets in Excess of Liabilities			33,154,279	10.5
Net Assets			$314,352,899	100.0%

SPX	-	SPX refers to the Standard & Poor’s 500 Index, which is a stock market index that measures the performance of 500 large listed companies in the United States. The S&P 500 index is widely regarded as one of the best measures of the overall performance of the US stock market. Investors cannot invest directly in an index.

RTY	-	The Russell 2000 Index, often referred to as RTY, is a stock market index that tracks the performance of 2,000 of the smallest companies in the Russell 3000 Index. It’s widely considered a key indicator of the U.S. small-cap stock market. Investors cannot invest directly in an index.

NDX	-	The Nasdaq Composite is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. Along with the Dow Jones Industrial Average and S&P 500, it is one of the three most-followed stock market indices in the United States. Investors cannot invest directly in an index.

EFA	-	The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 672 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

NKY	-	The Nikkei Stock Average (Nikkei 225) is a Japanese stock market index with history of more than 70 years, of Japan’s leading 225 companies. Investors cannot invest directly in an index.

INDU	-	The Dow Jones Industrial Average (DJIA) is often referenced by the ticker symbol INDU. It is a price-weighted index of 30 prominent U.S. blue-chip stocks from various industries, excluding transportation and utilities. Investors cannot invest directly in an index.

SPW	-	The S&P 500® Equal Weight Index is the equal-weight version of the widely-used S&P 500. The index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight - or 0.2% of the index total at each quarterly rebalance. Investors cannot invest directly in an index.

SX5E	-	The EURO STOXX 50 tracks the Eurozone’s super sectorleaders, resulting in a diversified and liquid portfolio. The index’s weighting is based on free-float market capitalization, with a maximum weight of 10 percent per constituent. Investors cannot invest directly in an index.

IWM	-	iShares Russell 2000 ETF

(a)		Fixed Coupon is payable quarterly, assuming the note has not been called.

See accompanying notes to financial statements.

Appendix C: Predecessor Fund’s Unaudited financial statements for the period ended June 30, 2026

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Financial Statements

For the period ended June 30, 2026

Third Lake PM Alternative Yield Strategy Fund I, LP

Index

Period Ended June 30, 2026

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Statement of Financial
Condition
(Stated in United States Dollars)

June 30, 2026

Assets
Investments in securities, at fair value (cost $231,147,204)	$233,447,000
Cash and cash equivalents	58,760,620
Receivable from affiliates	18,940
Interest receivable	101,005
Total assets	$292,327,565

Liabilities and partners’ capital
Payable to broker dealers, futures and OTC counterparties	$8,500,000
Capital withdrawals payable	36,215,716
Management fee payable	451,052
Due to affiliates	349
Other liabilities	90,351
Total liabilities	45,257,468

Partners’ capital	247,070,097
Total liabilities and partners’ capital	$292,327,565

See accompanying notes to financial statements.

1

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Schedule of Investments
(Stated in United States Dollars)

As of June 30, 2026

Description	Reference Assets	Principal Value	Fair Value	Percent of Net Assets
Investment in securities, at fair value
Equity linked structured notes
Europe:
Banks
BNP Paribas 10.65% 07/12/2027(a)	SPX/RTY/NDX	$13,000,000	$13,135,200	4.50%
BNP Paribas 10.75% 07/30/2027(a)	RTY/NDX/EFA	13,000,000	12,950,600	4.43
Barclays Bank PLC 16.35% 09/30/2027(a)	SPX/NKY/INDU	8,500,000	8,492,350	2.91
BNP Paribas 12.5% 05/04/2027(a)	SPW/NDX/SX5E	8,500,000	8,677,650	2.97
Credit Agricole 12.1% 12/08/2027(a)	SPX/NKY/INDU	13,000,000	13,054,600	4.47
Marex Group PLC 13.9% 01/27/2028(a)	RTY/NDX/EFA	8,500,000	8,806,000	3.01
Marex Group PLC 14.1% 05/24/2027(a)	RTY/NDX/EFA	8,500,000	8,668,300	2.97
Marex Group PLC 13.65% 12/22/2027(a)	RSP/RTY/NDX	8,500,000	8,566,300	2.93
Natixis 13.4% 11/17/2027(a)	SPX/NKY/INDU	8,500,000	8,706,550	2.98
Natixis 12.0% 06/11/2027(a)	SPX/IWM/SX5E	8,500,000	8,614,750	2.95
SocGen 11.2% 04/30/2027(a)	SPX / RTY/SX5E	8,500,000	8,602,850	2.95
SocGen 11.3% 09/08/2027(a)	SPX/RTY/EFA	8,500,000	8,495,750	2.91
UBS 11.01% 10/18/2027(a)	SPX/NKY/INDU	13,000,000	13,256,100	4.54
Total Europe (cost $128,500,000)			130,027,000	44.51
North America:
Banks
Bank of Nova Scotia 12.32% 05/11/2028(a)	SPW/RTY/NDX	8,500,000	8,639,400	2.96
Bank of Nova Scotia 12.56% 03/02/2028(a)	RTY/NDX/EFA	8,500,000	8,551,850	2.93
Bank of America 12.4% 06/08/2028(a)	SPW/NDX/SX5E	8,500,000	8,456,650	2.90
Citigroup Global Markets 12.1% 02/26/2027(a)	SPW/NDX/SX5E	8,500,000	8,585,850	2.94
Citigroup Global Markets 11% 02/25/2028(a)	SPX/RTY/EFA	8,500,000	8,568,000	2.93
Citigroup Global Markets 13.2% 08/24/2027(a)	SPX/RTY/SX5E	8,500,000	8,653,850	2.96
Nomura America Finance 11.5% 08/18/2027(a)	SPX / RTY/NDX	13,000,000	13,153,400	4.50
Nomura America Finance 10.5% 07/09/2027(a)	SPX/RTY/EFA	13,000,000	13,282,100	4.55
Nomura America Finance 12.1% 11/16/2027(a)	SPX/RTY/EFA	8,500,000	8,575,650	2.94
Royal Bank of Canada 12.4% 03/02/2028(a)	RTY/NDX/EFA	8,500,000	8,415,850	2.88
Toronto Dominion Bank 12.95% 06/28/2027(a)	SPW/NDX/SX5E	8,500,000	8,537,400	2.92
Total North America (cost $102,500,000)			103,420,000	35.40

Total Equity linked structured notes (cost $231,000,000)			$233,447,000	79.9%

Total investment in securities, at fair value (cost $231,000,000)			233,447,000	79.9%
Other Assets in Excess of Liabilities			13,623,097	5.5%
Net Assets			$247,070,097	85.4%

2

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Schedule of Investments (continued)
(Stated in United States Dollars)

As of June 30, 2026

SPX	-	SPX refers to the Standard & Poor’s 500 Index, which is a stock market index that measures the performance of 500 large listed companies in the United States. The S&P 500 index is widely regarded as one of the best measures of the overall performance of the US stock market Investors cannot invest directly in an index.

RTY	-	The Russell 2000 Index, often referred to as RTY, is a stock market index that tracks the performance of 2,000 of the smallest companies in the Russell 3000 Index. It’s widely considered a key indicator of the U.S. small-cap stock market Investors cannot invest directly in

NDX	-	The Nasdaq Composite is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. Along with the Dow Jones Industrial Average and S&P 500, it is one of the three most-followed stock market indices in the United States. Investors cannot invest directly in an index.

EFA	-	The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 672 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

NKY	-	The Nikkei Stock Average (Nikkei 225) is a Japanese stock market index with history of more than 70 years, of Japan’s leading 225 companies. Investors cannot invest directly in an index.

INDU	-	The Dow Jones Industrial Average (DJIA) is often referenced by the ticker symbol INDU. It is a price-weighted index of 30 prominent U.S. blue-chip stocks from various industries, excluding transportation and utilities. Investors cannot invest directly in an index.

SPW	-	The S&P 500® Equal Weight Index is the equal-weight version of the widely-used S&P 500. The index includes the same constituents as the capitalization weighted S&P 500, but each company in the S&P 500 EWI is allocated a fixed weight - or 0.2% of the index total at each quarterly rebalance. Investors cannot invest directly in an index.

SX5E	-	The EURO STOXX 50 tracks the Eurozone’s super sector leaders, resulting in a diversified and liquid portfolio. The index’s weighting is based on free-float market capitalization, with a maximum weight of 10 percent per constituent Investors cannot invest directly in an

IWM	-	iShares Russell 2000 ETF

(a)	Fixed Coupon is payable quarterly, assuming the note has not been called.

See accompanying notes to financial statements.

3

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Statement of Operations
(Stated in United States Dollars)

For the Period Ended June 30, 2026

Gain/(loss) from investments
Net realized gain/(loss) from investments	$(70,171)
Net change in unrealized appreciation/(depreciation) from investments	(395,130)
Gain/(loss) from investments	(465,301)

Investment income
Interest	16,425,214
Total investment income	15,959,913

Expenses
Management fees	963,831
Administration expense	104,129
Audit and tax expense	24,706
Other expenses	34,997
Total expenses	1,127,663

Net investment income/(loss)	14,832,250
Net income/(loss)	$14,832,250

See accompanying notes to financial statements.

4

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Statement of Changes In Partners’ Capital
(Stated in United States Dollars)

For the Period Ended June 30, 2026

	General	Limited	Total
	Partner	Partners	Partners
Partners’ capital, beginning of year	$—	$314,352,899	$314,352,899
Capital contributions	—	150,000	150,000
Capital withdrawals	—	(82,265,052)	(82,265,250)
Allocation of net income/(loss):
Pro-rata allocation	—	14,832,250	14,832,250
Partners’ capital, end of year	$—	$247,070,097	$247,070,097

See accompanying notes to financial statements.

5

Third Lake PM Alternative Yield Strategy Fund I, LP

Unaudited Statement of Cash Flows
(Stated in United States Dollars)

For the Period Ended June 30, 2026

Operating activities
Net income/(loss)	$14,832,250
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Purchases of investments in securities	(304,000,000)
Proceeds from sales of investments in securities	351,435,000
Net realized loss from investments	70,171
Net change in unrealized appreciation from investments	395,130
Amortization of premium and discount on investments in securities	(148,680)
Changes in operating assets and liabilities:
(Increase)/decrease in other assets	2,112
(Increase)/decrease in interest receivable	(44,801)
(Increase)/decrease in Due from affiliates	(18,940)
Increase/(decrease) in due to brokers	8,500,000
Increase/(decrease) in management fee payable	(60,081)
Increase/(decrease) in due to affiliates	(6,758)
Increase/(decrease) in other liabilities	(71,033)
Net cash provided by operating activities	70,884,370

Financing activities
Capital contributions	150,000
Capital withdrawals, net of changes in capital withdrawals payable	(53,332,048)
Net cash used in financing activities	(53,182,048)

Net change in cash and cash equivalents	17,702,322
Cash and cash equivalents, beginning of year	41,058,298
Cash and cash equivalents, end of year	$58,760,620

See accompanying notes to financial statements.

6

Third Lake PM Alternative Yield Strategy Fund I, LP
Notes to the Unaudited Financial Statements (continued)
June 30, 2026
(Amounts expressed in United States Dollars)

1.	Organization

Third Lake PM Alternative Yield Strategy Fund I, LP (the “Fund”), a Delaware limited partnership, was formed on January 4, 2021 and commenced operations effective February 10, 2021 pursuant to its Limited Partnership Agreement dated February 10, 2021 (“Company Agreement’). The Fund’s amended and restated Limited Partnership Agreement dated November 1, 2024 (“A&R Agreement”) now governs its operations.

The primary investment objective of the Fund is to generate yield while limiting loss of capital risk primarily through investments in equity-linked structured notes.

Third Lake PM Alternative Yield Strategy I GP, LLC (the “General Partner”), a Delaware limited liability company, is the sole general partner of the Fund. Third Lake Partners, LLC (the “Investment Manager”), a Delaware limited liability company, serves as the Fund’s investment manager and is responsible for all investment decisions of the Fund. The Investment Manager is registered with the Securities and Exchange Commission (“SEC”).

The Fund appointed Northern Trust Hedge Fund Services LLC (the “Administrator”) to perform certain administrative, accounting and other services with respect to the Fund.

Capitalized terms used but not defined herein shall have the meanings set forth in the Fund’s Confidential Memorandum.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The Fund qualifies as an investment company under the provisions set forth in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements of the Fund have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), using the specialized guidance within ASC 946, and are stated in United States dollars (“US Dollars”).

Use of Estimates

The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash represents cash deposits held with the Fund’s custodial bank, The Northern Trust Company. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have maturities of three months or less when purchased. Cash and cash equivalents are subject to credit risk to the extent those balances exceed federally insured limits.

Cash equivalents also include $58,660,621 invested in a money market fund, Northern Institutional Treasury Portfolio – Premier Shares, which represents 23.7% of partners’ capital.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income on debt securities is recorded on an accrual basis. Premiums and discounts on debt securities are amortized or accreted to income over the life of the debt securities. Realized gains and losses on security transactions are determined using the specific identification basis. Expenses are accrued and recognized when incurred.

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Third Lake PM Alternative Yield Strategy Fund I, LP
Notes to the Unaudited Financial Statements (continued)
June 30, 2026
(Amounts expressed in United States Dollars)

2.	Summary of Significant Accounting Policies (continued)

Investments

General

The Fund’s investment portfolio includes equity linked structured notes issued by major financial institutions. These instruments are hybrid debt securities that combine a bond component with an embedded derivative, typically an option contract, whose returns are linked to the performance of one or more broad equity indices such as the S&P 500® Index or the Nasdaq-100® Index among other major equity market indices. The notes have stated maturity dates and may include features such as:

●	Contingent interest rate, which is the periodic percentage interest rate that may be paid on a per annum basis if all conditional factors are met at each periodic observation dates, as defined in the note prospectus

●	Coupon barriers, under which, if the lowest performing reference index falls below a pre-specified level on a periodic observation date, the investor may miss the scheduled coupon payment

●	Principal barriers, under which, if the lowest performing reference index falls below a pre-specified level observable only at maturity, the investor may lose some or all of their principal; and

●	Call provisions, which may automatically redeem the note before maturity if the lowest performing index is at or above its initial strike value on a periodic observation date; or which allow the issuer, at its sole discretion, to redeem the note before maturity at a periodic observation date, Whether a note is automatically redeemed based on reference index performance or if an issuer decides to call a note, at its sole discretion, the note will be called equal to face value plus the final periodic coupon interest payment.

Interest income on structured notes is generally payable quarterly, based on the terms of the prospectus, and so long as the lowest performing equity linked index is at or above the coupon barrier at the quarterly observation date. Interest income will accrue over the course of the observation period and will be paid in full conditional on whether terms have been met at each respective observation date.

Accounting

Each structured note in The Fund’s portfolio contains an embedded equity derivative (the index-linked return component) within a debt host contract. Although structured notes economically represent a debt instrument with an embedded derivative, FASB ASC 815-15-25-1 discusses that embedded derivatives are only required to be separated from their host contract and accounted for as a derivative instrument if, among other things, the instrument is not remeasured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur. Because the Fund reports all of its investments at fair value with changes in fair value reported in earnings, derivatives embedded within structured notes owned need not be separated from their host contracts and separately reported.

Valuation

At inception, the Fund employs an income approach — principally a discounted cash flow analysis combined with option-pricing models, consisting primarily of observable inputs — consistent with FASB ASC Topic 820, Fair Value Measurement (“ASC 820 “) guidance for Level 2 and Level 3 financial assets to validate the pricing of the issuer. The issuer is then required to provide daily pricing, which the Fund monitors and evaluates against interest accrued as well as known changes in linked indices as compared to references points in the respective prospectuses. Unless a modification is needed due to discrepancies noted above, the Fund records the mid-point of the bid/ask on the price of the issuer at each period end.

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Third Lake PM Alternative Yield Strategy Fund I, LP
Notes to the Unaudited Financial Statements (continued)
June 30, 2026
(Amounts expressed in United States Dollars)

2.	Summary of Significant Accounting Policies (continued)

The significant inputs to the valuation include: current level of the reference equity index, risk-free interest rate term structure, issuer credit spread, expected equity index volatility over the note’s remaining term and contractual features of each note, including coupon interest rates, coupon barriers, call schedules and principal barriers. The Fund has determined that the significant inputs noted above are generally observable and thereby classify these investments as Level 2 (See Note 3).

Capital Withdrawals Payable

Withdrawals are recognized as liabilities when the amount requested in the withdrawal notice becomes fixed, which generally occurs on the last day of a fiscal quarter. As a result, withdrawals paid after the end of the year, based on partners’ capital balances at year-end, are included in capital withdrawals payable at June 30, 2026. Withdrawal notices received for which the dollar amount is not fixed remain in partners’ capital until the amount is determined.

Income Taxes

The Fund does not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the Fund’s income or loss on their income tax returns. Certain states and local jurisdictions may impose entity level taxes on partnerships. Any material state and local taxes will be recorded by the Fund. Interest and other income realized by the Fund from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced. Any material non-U.S. tax liabilities will be recorded by the Fund.

The Investment Manager has applied the tax accounting principles contained in ASC 740 – Accounting for Income Taxes (“ASC-740”), including the aspects of ASC-740 which deal with uncertain tax positions. The Investment Manager has assessed the impact of ASC-740 by looking at each of the jurisdictions in which the Fund operates, is organized, or has invested in. After considering the application of ASC-740, the Investment Manager has determined that no reserves for uncertain tax positions were required to have been recorded. The Investment Manager’s conclusions regarding the Fund’s tax positions could be reviewed and adjusted at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. If interest and penalties had been accrued, they would be classified as income tax expense on the statement of operations.

Generally, the Fund is subject to income tax examinations by major taxing authorities during the three-year period prior to the period covered by these financial statements. There are currently no examinations being conducted of the Fund by the Internal Revenue Service or any other taxing authority.

3.	Fair Value Measurements

In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value measurement. When a valuation utilizes multiple inputs from varying levels of the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is/(are) significant to the fair value measurement in its entirety.

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Third Lake PM Alternative Yield Strategy Fund I, LP
Notes to the Unaudited Financial Statements (continued)
June 30, 2026
(Amounts expressed in United States Dollars)

3.	Fair Value Measurements (continued)

The three levels of the fair value hierarchy that prioritize inputs to valuation methods are as follows:

Level 1 – Assets and liabilities valued using quoted prices in active markets for identical assets and liabilities.

Level 2 – Assets and liabilities valued using observable inputs other than Level 1 prices, examples of which are quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of such assets or liabilities.

Level 3 – Assets and liabilities that must be measured using unobservable inputs that are significant to the fair value of such assets and liabilities, and that are supported by little or no market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value hierarchy gives the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs.

The following table presents the financial instruments carried in the statement of financial condition by caption and by level within the valuation hierarchy as of June 30, 2026:

	Assets at Fair Value as of June 30, 2026
	Level 1	Level 2	Level 3	Total
Investments in securities
Equity linked structured notes	$—	$233,477,000	$—	$233,477,000
Total investments in securities	—	233,477,000	—	233,477,000

Cash equivalents
Money market funds	$58,660,621	—	—	$58,660,621
Total cash equivalents	58,660,621	—	—	58,660,621
Total assets	$58,660,621	$233,447,000	$—	$292,107,621

During the period ended June 30, 2026, there were no purchases or transfers in or out of Level 3.

4.	Related Party Transactions

The Fund will pay to the Investment Manager, on the last day of each calendar quarter in arrears, a management fee (“the “Management Fee”) equal to one-quarter (1/4) of 0.75% of the net asset value (“NAV”) of each capital account established in respect to Class A Interests and one-quarter (1/4) of 0.95% in respect to Class B Interests. Class AA Interests will not be subject to the Management Fee. For the period ended June 30, 2026, the Fund incurred $963,831 of Management Fees. As of June 30, 2026, $451,052 remained payable to the Investment Manager.

The Management Fee may be waived or reduced by the Investment Manager, and the Investment Manager’s right to the Management Fee may be assigned, in whole or in part, to any person (including an affiliate). The Fund does not charge an incentive allocation.

Certain limited partners are affiliated with the General Partner. The aggregate value of the affiliated limited partners’ share of partners’ capital at June 30, 2026 is approximately $145.26 million.

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Third Lake PM Alternative Yield Strategy Fund I, LP
Notes to the Unaudited Financial Statements (continued)
June 30, 2026
(Amounts expressed in United States Dollars)

5.	Partners’ Capital

The Fund is currently offering Class A and Class AA Interests (“Interests”). The minimum capital contribution is $1,000,000, subject to the General Partner’s discretion to accept a lesser amount. Limited Partners shall be permitted to contribute capital to the Fund on the first business day of each month, or on such other dates selected by the General Partner. Limited Partners shall be permitted to withdraw Interests on the last business day of each quarter, provided that notice is received by the last day of the prior quarter, or at such time as determined by the General Partner in its sole discretion. As of June 30, 2026, Class A partners’ share of partners’ capital is $241,751,998 and Class AA partners’ share of partners’ capital is $5,318,097. As of June 30, 2026, there are no investors with Class B interest. Profits and losses of the Fund are allocated to partners at the end of each month in proportion to their capital accounts as of the beginning of the month.

6.	Risk Management

The following summary of risk factors is not intended to be a comprehensive summary of all risks inherent in holding an investment in the Fund. A more comprehensive set of risk factors and other considerations can be found in the Confidential Memorandum of the Fund.

Market risk represents the risk of potential adverse changes to the value of financial instruments as a result of changes in market conditions. The Fund’s exposure to market risk is determined by a number of factors, including changes in prices and market volatility. The Investment Manager closely monitors the Fund’s portfolio and position exposure within predetermined risk limits.

Credit risk is the risk that counterparties may fail to fulfill their obligations or that the value of the collateral posted by such counterparties becomes inadequate. Financial assets which potentially expose the Fund to credit risk consist principally of cash and due from broker.

This exposes the Fund to the risk that the counterparties may fail to discharge their obligation to repay. The Fund minimizes its exposure to credit risk by conducting transactions with established reputable brokers.

Liquidity Risk

Structured notes generally are not listed on any securities exchange, and there is typically no guarantee of a secondary market. The Fund should be prepared to hold each note to maturity. If the Fund needed to sell a note before maturity, it could be forced to do so at a significant discount to initial principal value, or may be unable to sell at all. Issuers often specifically disclaim any intention to repurchase or make markets in the notes they issue.

7.	Indemnifications

In its normal course of business, the Fund may enter into legal contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would include future claims that may be made against the Fund that have not yet occurred; however, the Investment Manager believes the risk of loss to be remote.

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Third Lake PM Alternative Yield Strategy Fund I, LP
Notes to the Unaudited Financial Statements (continued)
June 30, 2026
(Amounts expressed in United States Dollars)

8.	Financial Highlights

The following table represents the total return information and ratios to average limited partners’ capital for the period ended June 30, 2026:

	Class A	Class AA
Total Return
Total Return (1)	5.22%	5.56%

Ratios to average limited partners’ capital:
Total expenses	0.40%	0.06%

Net investment income (2)	5.14%	5.48%

(1)	Total returns reflect the annual performance change in the capital. It is calculated based on the change in NAV during the period (6 month period ended June 30, 2026) and is presented after all investment related income. The average capital is calculated based on weighted capital balances. Total return and ratios to average capital differ due to capital activity and different management fee arrangements.

(2)	Net investment income is comprised of total investment income, less total expenses, excluding net gain on investments.

9.	Subsequent Events

The Investment Manager has evaluated the subsequent events requiring recognition or disclosure in the Fund’s financial statements after June 30, 2026 through August 26, 2026, the date the financial statements were approved by management and available to be shared.

The Investment Manager has determined that there are no additional events that would require disclosure in the Fund’s financial statements other than those listed below.

From July 1, 2026 through August 26, 2026 The Fund had received withdrawal requests of $34,552,419 and subscription requests of $2,000,000.

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